                                                                    Exhibit 99.1


================================================================================







                          AGREEMENT AND PLAN OF MERGER

                                 by and between

                                XXI MERGER CORP.

                                       and

                                PROPHET 21, INC.

                                   dated as of

                                November 8, 2002






================================================================================

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
ARTICLE I THE MERGER..............................................................................................2
     Section 1.1      The Merger..................................................................................2
     Section 1.2      Effective Time..............................................................................2
     Section 1.3      Closing.....................................................................................2
     Section 1.4      Directors and Officers of the Surviving Corporation.........................................3
     Section 1.5      Subsequent Actions..........................................................................3
     Section 1.6      Stockholders' Meeting.......................................................................3

ARTICLE II CONVERSION OF SECURITIES...............................................................................4
     Section 2.1      Conversion of Capital Stock.................................................................4
     Section 2.2      Exchange of Certificates....................................................................4
     Section 2.3      Dissenting Shares...........................................................................5
     Section 2.4      Company Option Plans........................................................................6

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................................................6
     Section 3.1      Organization; Subsidiaries..................................................................6
     Section 3.2      Capitalization..............................................................................8
     Section 3.3      Authorization; Validity of Agreement; Company Action........................................9
     Section 3.4      Vote Required...............................................................................9
     Section 3.5      No Violations; Consents and Approvals......................................................10
     Section 3.6      SEC Reports and Financial Statements.......................................................10
     Section 3.7      Absence of Certain Changes or Events.......................................................11
     Section 3.8      No Undisclosed Liabilities.................................................................11
     Section 3.9      Proxy Statement............................................................................11
     Section 3.10     Employee Benefit Plans; ERISA..............................................................12
     Section 3.11     Litigation.................................................................................13
     Section 3.12     Environmental Matters......................................................................13
     Section 3.13     Taxes......................................................................................14
     Section 3.14     Labor and Employment Matters...............................................................16
     Section 3.15     Compliance with Laws.......................................................................17
     Section 3.16     Insurance..................................................................................18
     Section 3.17     Contracts..................................................................................18
     Section 3.18     Accounts Receivable........................................................................19
     Section 3.19     Properties.................................................................................19
     Section 3.20     Plant and Equipment........................................................................20
     Section 3.21     Permits....................................................................................20
     Section 3.22     Intellectual Property......................................................................21
     Section 3.23     Opinion of Financial Advisor...............................................................23
     Section 3.24     Antitakeover Statutes; Rights Plan.........................................................23
     Section 3.25     Full Disclosure............................................................................23



ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.......................................................23
     Section 4.1      Organization...............................................................................23
     Section 4.2      Authorization; Validity of Agreement; Necessary Action.....................................24
     Section 4.3      No Violations; Consents and Approvals......................................................24
     Section 4.4      Proxy Statement............................................................................25
     Section 4.5      Financing..................................................................................25
     Section 4.6      Purchaser's Operations.....................................................................25

ARTICLE V COVENANTS..............................................................................................25
     Section 5.1      Interim Operations of the Company..........................................................25
     Section 5.2      HSR Act; Foreign Antitrust Laws............................................................28
     Section 5.3      Access to Information......................................................................28
     Section 5.4      Consents and Approvals.....................................................................29
     Section 5.5      No Solicitation............................................................................29
     Section 5.6      Brokers or Finders.........................................................................30
     Section 5.7      Additional Agreements......................................................................31
     Section 5.8      Publicity..................................................................................31
     Section 5.9      Notification of Certain Matters............................................................31
     Section 5.10     Directors' and Officers' Insurance and Indemnification.....................................31
     Section 5.11     State Takeover Laws........................................................................32
     Section 5.12     Resignations...............................................................................32
     Section 5.13     SEC Reports................................................................................32
     Section 5.14     Delisting..................................................................................32
     Section 5.15     Financial Statements.......................................................................32
     Section 5.16     Employees..................................................................................33
     Section 5.17     Comparability of Employee Benefits.........................................................33

ARTICLE VI CONDITIONS............................................................................................33
     Section 6.1      Conditions to Each Party's Obligation To Effect the Merger.................................33
     Section 6.2      Conditions to Obligation of the Purchaser..................................................34
     Section 6.3      Conditions to Obligation of the Company....................................................35

ARTICLE VII TERMINATION..........................................................................................36
     Section 7.1      Termination................................................................................36
     Section 7.2      Effect of Termination......................................................................38

ARTICLE VIII MISCELLANEOUS.......................................................................................38
     Section 8.1      Fees and Expenses..........................................................................38
     Section 8.2      Amendment and Modification.................................................................39
     Section 8.3      Nonsurvival of Representations and Warranties..............................................39
     Section 8.4      Notices....................................................................................40
     Section 8.5      Interpretation.............................................................................41
     Section 8.6      Waivers....................................................................................41
     Section 8.7      Counterparts...............................................................................41
     Section 8.8      Entire Agreement; No Third Party Beneficiaries.............................................41
     Section 8.9      Severability...............................................................................41
     Section 8.10     Governing Law..............................................................................42
     Section 8.11     Assignment.................................................................................42
     Section 8.12     Headings...................................................................................42
     Section 8.13     Specific Performance.......................................................................42


                             INDEX OF DEFINED TERMS

                                                                                                                Page
                                                                                                                ----
Acquisition Proposal.............................................................................................30
Balance Sheet....................................................................................................12
Benefit Plans....................................................................................................12
Certificate of Merger.............................................................................................2
Certificates......................................................................................................4
Closing...........................................................................................................2
Closing Date......................................................................................................2
Code.............................................................................................................12
Company...........................................................................................................1
Company Agreements...............................................................................................10
Company Common Stock..............................................................................................1
Company Intellectual Property....................................................................................21
Company Material Adverse Effect...................................................................................8
Company Material Contracts.......................................................................................18
Company Required Approvals.......................................................................................11
Company Required Consents........................................................................................11
Company SEC Documents............................................................................................11
Confidentiality Agreement........................................................................................29
DGCL..............................................................................................................1
Dissenting Shares.................................................................................................5
Effective Time....................................................................................................2
Employment Laws..................................................................................................17
Environmental Laws...............................................................................................14
Equipment........................................................................................................20
ERISA............................................................................................................12
Exchange Act.....................................................................................................11
Expenses.........................................................................................................39
GAAP.............................................................................................................11
Governmental Entity..............................................................................................10
HSR Act..........................................................................................................10
Indemnified Party................................................................................................31
Intellectual Property............................................................................................21
Joint Venture.....................................................................................................8
License Agreements...............................................................................................22
Lien.............................................................................................................10
Merger............................................................................................................2
Merger Consideration..............................................................................................4
Option............................................................................................................6
OPTION PLANS......................................................................................................6
Paying Agent......................................................................................................4
Permits..........................................................................................................20
Preferred Stock...................................................................................................8
Proprietary Software.............................................................................................22


Proxy Statement...................................................................................................3
Purchaser.........................................................................................................1
Purchaser Common Stock............................................................................................4
Purchaser Material Adverse Effect................................................................................24
SEC...............................................................................................................3
SEC Reports......................................................................................................32
Securities Act...................................................................................................11
Service..........................................................................................................12
Shares............................................................................................................1
Software.........................................................................................................21
Special Meeting...................................................................................................3
Subsidiary........................................................................................................7
Superior Proposal................................................................................................30
Surviving Corporation.............................................................................................2
Tax Return.......................................................................................................16
Taxes............................................................................................................16
TCEP..............................................................................................................1
TCEP Commitment Letter............................................................................................1
Termination Fee..................................................................................................39
Trade Secrets....................................................................................................21
Transactions......................................................................................................1
Trigger Event....................................................................................................39
Voting Agreement..................................................................................................1
Voting Debt.......................................................................................................8
WARN Act.........................................................................................................17


                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER, dated as of November 8, 2002, by and between XXI Merger Corp., a Delaware corporation (the "PURCHASER"), and Prophet 21, Inc., a Delaware corporation (the "COMPANY").

         WHEREAS, the Boards of Directors of the Purchaser and the Company have approved, and deem it advisable and in the best interests of their respective stockholders to consummate, the merger of the Purchaser and the Company upon the terms and subject to the conditions set forth herein;

         WHEREAS, also in furtherance of such acquisition, the Boards of Directors of the Purchaser and the Company have approved this Agreement and the Merger in accordance with the General Corporation Law of the State of Delaware (the "DGCL");

         WHEREAS, the Board of Directors of the Company has unanimously determined that the consideration to be paid for each share of the issued and outstanding common stock, par value $0.01 per share, of the Company (the "SHARES" or "COMPANY COMMON STOCK") in the Merger is fair to the holders of such Shares and has unanimously resolved to recommend that the holders of such Shares approve this Agreement and each of the transactions contemplated by this Agreement, including the Merger (the "TRANSACTIONS"), upon the terms and subject to the conditions set forth herein;

         WHEREAS, concurrent with the execution of this Agreement, each of Thoma Cressey Equity Partners ("TCEP") and LLR Partners, Inc. ("LLR") has entered into an agreement with the Purchaser in which it has agreed, subject to the terms and conditions set forth therein, to invest (or cause its affiliates or designees to invest) up to a specified amount in the Purchaser at or prior to the Effective Time (the "COMMITMENT LETTERS");

         WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to the willingness of the Purchaser to enter into this Agreement, John E. Meggitt, Ph.D. and Dorothy M. Meggitt have entered into a voting agreement (the "VOTING AGREEMENT") with the Purchaser pursuant to which such stockholders have agreed, among other things, to vote for the Merger and to grant the Purchaser an irrevocable proxy with respect to the voting of their Shares, subject to the terms and conditions set forth in the Voting Agreement; and

         WHEREAS, the Purchaser and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger;

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   THE MERGER

     Section 1.1    THE MERGER.

             (a) Subject to the terms and conditions of this Agreement, at the Effective Time, the Company and the Purchaser shall consummate a merger (the "MERGER") pursuant to which (i) the Purchaser shall be merged with and into the Company and the separate corporate existence of the Purchaser shall thereupon cease, (ii) the Company shall be the successor or surviving corporation in the Merger and shall continue to be governed by the laws of the State of Delaware, and (iii) the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. At the Purchaser's election, subject to the consent of the Company not to be unreasonably withheld, the Merger may alternatively be structured so that
(x) the Company is merged with and into the Purchaser or any other direct or indirect wholly owned Subsidiary (as defined in SECTION 3.1 hereof) of the Purchaser or (y) any direct or indirect wholly owned Subsidiary of the Purchaser is merged with and into the Company. In the event of such an election, the parties agree to execute an appropriate amendment to this Agreement in order to reflect such election. The corporation surviving the Merger is sometimes hereinafter referred to as the "SURVIVING CORPORATION." The Merger shall have the effects set forth in the DGCL.

             (b) Unless otherwise determined by the Purchaser prior to the Effective Time, the Certificate of Incorporation of the Purchaser, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation, except as to the name of the Surviving Corporation (in the case of a merger where the Company is the Surviving Corporation), until thereafter amended as provided by law and such Certificate of Incorporation.

             (c) Unless otherwise determined by the Purchaser prior to the Effective Time, the Bylaws of the Purchaser, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation, except as to the name of the Surviving Corporation (in the case of a merger where the Company is the Surviving Corporation), until thereafter amended as provided by law, the Certificate of Incorporation of the Surviving Corporation and such Bylaws.

     Section 1.2 EFFECTIVE TIME. The Purchaser and the Company will cause an appropriate Certificate of Merger (the "CERTIFICATE OF MERGER") to be executed and filed on the date of the Closing (or on such other date as the Purchaser and the Company may agree) with the Secretary of State of the State of Delaware as provided in the DGCL. The Merger shall become effective on the date on which the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or such time as is agreed upon by the parties and specified in the Certificate of Merger, and such time is hereinafter referred to as the "EFFECTIVE TIME."

     Section 1.3 CLOSING. The closing of the Merger (the "CLOSING") will take place at 10:00 a.m. on a date to be specified by the parties, which shall be no later than the second business day after satisfaction or waiver of all of the conditions set forth in Article VI hereof (the "CLOSING DATE"), at the offices of Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois, unless another date or place is agreed to in writing by the parties hereto.

     Section 1.4 DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION. The directors of the Purchaser immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, in each case until their respective successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation and Bylaws.

     Section 1.5 SUBSEQUENT ACTIONS. If at any time after the Effective Time the Surviving Corporation will consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Company or the Purchaser acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of either the Company or the Purchaser, all such deeds, bills of sale, instruments of conveyance, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

     Section 1.6 STOCKHOLDERS' MEETING. The Company, acting through its Board of Directors, shall, in accordance with applicable law and subject to the provisions of SECTION 5.5 and ARTICLE VII hereof:

             (a) duly call, give notice of, convene and hold a special meeting of its stockholders (the "SPECIAL MEETING") as soon as practicable for the purpose of voting on the approval and adoption of this Agreement and the Merger;

             (b) prepare and file with the United States Securities and Exchange Commission (the "SEC") a preliminary proxy or information statement relating to the Merger and this Agreement and use its best efforts to obtain and furnish the information required to be included by the SEC in the Proxy Statement (as hereinafter defined) and, after consultation with the Purchaser, to respond promptly to any comments made by the SEC with respect to the preliminary proxy or information statement and cause a definitive proxy or information statement (the "PROXY STATEMENT") to be mailed to its stockholders;

             (c) include in the Proxy Statement the recommendation of the Board that stockholders of the Company vote in favor of the approval of the Merger and the adoption of this Agreement; and

             (d) use its best efforts to solicit from holders of Shares proxies in favor of the Merger and shall take all other action necessary or, in the reasonable opinion of the Purchaser, advisable to secure any approval of stockholders required by the DGCL to effect the Merger.

                                   ARTICLE II

                            CONVERSION OF SECURITIES

     Section 2.1 CONVERSION OF CAPITAL STOCK. As of the Effective Time, by virtue of the Merger and without any action on the part of the holders of any shares of Company Common Stock or common stock, par value $0.01 per share, of the Purchaser (the "PURCHASER COMMON STOCK"):

             (a) PURCHASER COMMON STOCK. Each issued and outstanding share of the Purchaser Common Stock shall be converted into and become one fully paid and nonassessable share of common stock of the Surviving Corporation.

             (b) CANCELLATION OF TREASURY STOCK. All shares of Company Common Stock that are owned by the Company or any other wholly owned Subsidiary of the Company shall be cancelled and retired and shall cease to exist and no consideration shall be delivered in exchange therefor.

             (c) CONVERSION OF SHARES. Each issued and outstanding share of Company Common Stock (other than shares to be cancelled in accordance with SECTION 2.1(b) hereof and other than Dissenting Shares shall be converted into the right to receive $16.30, payable to the holder thereof, in cash without interest (the "MERGER CONSIDERATION"), upon surrender of the certificate formerly representing such share of Company Common Stock in the manner provided in SECTION 2.2 hereof. From and after the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration therefor upon the surrender of such certificate in accordance with SECTION 2.2 hereof, without interest.

     Section 2.2    EXCHANGE OF CERTIFICATES.

             (a) PAYING AGENT. The Purchaser shall designate a bank or trust company, acceptable to the Company in its reasonable discretion, to act as agent for the holders of Shares in connection with the Merger (the "PAYING AGENT") to receive the funds to which holders of Shares shall become entitled pursuant to
SECTION 2.1(c) hereof. At the Effective Time, the Purchaser shall deposit, or cause to be deposited, with the Paying Agent the aggregate Merger Consideration. Such funds shall be invested by the Paying Agent as directed by the Purchaser or the Surviving Corporation pending payment thereof by the Paying Agent to the holders of the Shares. Earnings from such investments shall be the sole and exclusive property of the Purchaser and the Surviving Corporation, and no part of such earnings shall accrue to the benefit of holders of Shares.

             (b) EXCHANGE PROCEDURES. As soon as reasonably practicable after the Effective Time, the Paying Agent shall mail to each holder of record of a certificate or certificates, which immediately prior to the Effective Time represented outstanding shares of Company Common Stock (the "CERTIFICATES"), whose shares were converted pursuant to SECTION 2.1 hereof into the right to receive the Merger Consideration (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent and shall be in such form and have such other provisions as the Purchaser may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for payment of the Merger Consideration. Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by the Purchaser, together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration for each share of Company Common Stock formerly represented by such Certificate and the Certificate so surrendered shall forthwith be cancelled. If payment of the Merger Consideration is to be made to a person other than the person in whose name the surrendered Certificate is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the person requesting such payment shall have paid any transfer and other taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of the Surviving Corporation that such tax either has been paid or is not applicable. Until surrendered as contemplated by this SECTION 2.2, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration in cash as contemplated by this SECTION 2.2, without interest thereon.

             (c) TRANSFER BOOKS; NO FURTHER OWNERSHIP RIGHTS IN COMPANY COMMON STOCK. At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of Shares on the records of the Company. From and after the Effective Time, the holders of Certificates evidencing ownership of Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares, except as otherwise provided for herein or by applicable law. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this ARTICLE II.

             (d) TERMINATION OF FUND; NO LIABILITY. At any time following six months after the Effective Time, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) which had been made available to the Paying Agent and which have not been disbursed to holders of Certificates. Any holder of shares who has not theretofore received any applicable amounts of Merger Consideration to which such holder is entitled under this ARTICLE II shall look only to the Surviving Corporation for payment of claims with respect thereto and only as a general creditor thereof. Notwithstanding the foregoing, neither the Surviving Corporation nor the Paying Agent shall be liable to any holder of a Certificate for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     Section 2.3    DISSENTING SHARES.

             (a) Notwithstanding anything in this Agreement to the contrary, Shares outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has complied with all of the relevant provisions of Section 262 of the DGCL ("DISSENTING SHARES") shall not be converted into a right to receive the Merger Consideration, unless such holder fails to perfect or withdraws or otherwise loses his or her right to appraisal. A holder of Dissenting Shares shall be entitled to receive payment of the appraised value of such Shares held by him or her in accordance with the provisions of Section 262 of the DGCL, unless, after the Effective Time, such holder fails to perfect or withdraws or loses his or her right to appraisal, in which case such Shares shall be converted into and represent only the right to receive the Merger Consideration, without interest thereon, upon surrender of the Certificate or Certificates representing such Shares pursuant to SECTION 2.2.

             (b) The Company shall give the Purchaser (i) prompt notice of any written demands for appraisal of any Shares, attempted withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company relating to rights of appraisal and (ii) the opportunity to, prior to the Closing, participate in, and on and after the Closing, direct, all negotiations and proceedings with respect to demands for appraisal under the DGCL. Except with the prior written consent of the Purchaser, the Company shall not voluntarily make any payment with respect to any demands for appraisal or settle or offer to settle any such demands for appraisal.

     Section 2.4 COMPANY OPTION PLANS. The Purchaser and the Company shall take all actions necessary to provide that, effective as of the Effective Time,
(i) each outstanding stock option, stock equivalent right or right to acquire Shares (an "Option") granted under the Company's 1993 Stock Plan (the "Option Plans") which has an exercise price less than the Merger Consideration, shall be cancelled and (ii) in consideration of such cancellation, the Purchaser shall, or shall cause the Surviving Corporation to, pay to such holders of Options an amount in respect thereof equal to the product of (A) the excess, if any, of the Merger Consideration over the exercise price of each such Option and (B) the number of Shares subject thereto (such payment, if any, to be net of applicable withholding and excise taxes). As of the Effective Time, the Option Plans shall terminate and all rights under any provision of any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of the capital stock of the Company or any of its Subsidiaries shall be cancelled. The Company shall take all action necessary to ensure that, after the Effective Time, no person shall have any right under the Option Plans or any other plan, program or arrangement with respect to equity securities of the Company, the Surviving Corporation or any Subsidiary thereof.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Purchaser as follows:

     Section 3.1    ORGANIZATION; SUBSIDIARIES.

             (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified, licensed or in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect.

             (b) SCHEDULE 3.1(b) hereto sets forth the name, jurisdiction of organization and capitalization of each of the Company's Subsidiaries and Joint Ventures (as defined below), including a brief description of the business conducted by each such entity and the interest of the Company and its Subsidiaries therein. Other than as set forth on SCHEDULE 3.1(b), the Company does not own, directly or indirectly, any capital stock or other equity securities of any corporation or have any direct or indirect equity or ownership interest in any business other than publicly traded securities constituting less than five percent of the outstanding equity of the issuing entity. All the outstanding shares of capital stock of each of the Company's Subsidiaries are owned directly or indirectly by the Company free and clear of all liens, options or encumbrances of any kind, and are validly issued, fully paid and nonassessable, and there are no outstanding options, rights or agreements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of any such Subsidiary to any person except the Company. The Company has heretofore delivered to the Purchaser complete and correct copies of the certificate of incorporation and bylaws (or similar organizational documents) of each of the Company's Subsidiaries, as currently in effect.

             (c) Each of the Company's Subsidiaries and, to the Company's knowledge, each of its Joint Ventures is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, has all requisite corporate or other power and authority to own, lease and operate its properties and to carry on its business as now being conducted and is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified, licensed or in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect. The term "SUBSIDIARY" of a person shall mean any corporation or other entity (including partnerships and other business associations and joint ventures) in which such person directly or indirectly owns at least a majority of the voting power represented by the outstanding capital stock or other voting securities or interests having voting power under ordinary circumstances to elect a majority of the directors or similar members of the governing body, or otherwise to direct the management and policies, of such corporation or entity. The term "JOINT VENTURE" of a person shall mean any corporation or other entity (including partnerships and other business associations and joint ventures) in which such person directly or indirectly owns an equity interest that is less than a majority of any class of the outstanding voting securities or equity of any such entity, other than equity interests held for passive investment purposes that are less than 5% of any class of the outstanding voting securities or equity of any such entity. The term "COMPANY MATERIAL ADVERSE EFFECT" shall mean, with respect to the Company, a material adverse effect on the financial condition, business, assets or results of operations of the Company and its Subsidiaries, taken as a whole; PROVIDED, HOWEVER, that a "Company Material Adverse Effect" shall not include
(i) any adverse change, effect or circumstance arising out of or resulting from actions contemplated by the parties in connection with this Agreement or that is attributable to the announcement or performance of this Agreement or the transactions contemplated by this Agreement (including without limitation a loss of customers or employees), (ii) changes, effects and circumstances that are the result of factors generally affecting the industry or specific markets in which the Company and its Subsidiaries compete, or that are the result of factors affecting the Company's customers or the industries or markets in which the Company's customers operate (other than any such change having a materially disproportionate effect on the Company relative to other industry participants), (iii) any change in the trading price or trading volume of the Company's common stock (but not any change or effect underlying such change in trading price or trading volume to the extent such change or effect would otherwise constitute a Company Material Adverse Effect), (iv) any failure by the Company to meet any published revenue or earnings projections (but not any change underlying such failure to the extent such change would otherwise constitute a Company Material Adverse Effect), (v) any change, effect or circumstance resulting from any action taken or announced, or any action not taken, at the request or with the consent of the Purchaser or (vi) any event of the type described in SECTION 7.1(d)(iv) hereof that would not qualify as a grounds for termination by the Board of Directors of the Purchaser under
SECTION 7.1(d)(iv) hereof.

     Section 3.2 CAPITALIZATION. (a) The authorized capital stock of the Company consists of 10,000,000 shares of Company Common Stock and 1,500,000 shares of preferred stock, par value $0.01 per share (the "PREFERRED Stock"). As of the date hereof, (i) 3,902,338 shares of Company Common Stock are issued and outstanding, (ii) 599,990 shares of Company Common Stock are issued and held in the treasury of the Company, (iii) 1,200,000 shares of Company Common Stock are reserved for issuance upon exercise of outstanding Options and (iv) holders of vested Options have the right to acquire 585,319 shares of Company Common Stock. As of the date hereof, there are no shares of Preferred Stock issued and outstanding. Schedule 3.2(c) sets forth a true and complete list of all outstanding Options, identifying the holders thereof, the number of shares subject thereto and the exercise prices per share thereunder. All the outstanding shares of the Company's capital stock are, and all shares of Company Common Stock which may be issued pursuant to the exercise of outstanding Options will be, when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and non-assessable. There are no bonds, debentures, notes or other indebtedness having general voting rights (or convertible into securities having such rights) ("VOTING DEBT") of the Company or any of its Subsidiaries issued and outstanding. Except as set forth above and except for the transactions contemplated by this Agreement, as of the date hereof, (i) there are no shares of capital stock of the Company authorized, issued or outstanding and (ii) there are no existing options, warrants, calls, pre-emptive rights, subscriptions or other rights, agreements, arrangements or commitments of any character, relating to the issued or unissued capital stock of the Company or any of its Subsidiaries, obligating the Company or any of its Subsidiaries to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or Voting Debt of, or other equity interest in, the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests or obligations of the Company or any of its Subsidiaries to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment. Except as contemplated by this Agreement, there are no outstanding contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Shares, or the capital stock of the Company or any Subsidiary or affiliate of the Company or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Subsidiary or any other entity.

             (b) There are no voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting of the capital stock of the Company or any of its Subsidiaries.

             (c) Following the Effective Time, no holder of Options will have any right to receive shares of common stock of the Surviving Corporation upon exercise of the Options.

             (d) SCHEDULE 3.2(d) hereto sets forth a true and complete statement of the borrowing limit under all loan agreements (including indentures) of the Company and its Subsidiaries existing on the date hereof and a true and complete statement of the total indebtedness of the Company and its Subsidiaries outstanding on the date hereof under such agreements. Except as set forth on SCHEDULE 3.2(d), no indebtedness of the Company or any of its Subsidiaries contains any restriction upon (i) the prepayment of indebtedness of the Company or any of its Subsidiaries, (ii) the incurrence of indebtedness by the Company or any of its Subsidiaries or (iii) the ability of the Company of any of its Subsidiaries to grant any lien on the properties or assets of the Company or any of its Subsidiaries.

     Section 3.3    AUTHORIZATION; VALIDITY OF AGREEMENT; COMPANY ACTION.
(a) The Company has full corporate power and authority to execute and deliver this Agreement and, subject to obtaining any necessary approval of its stockholders for the Merger, to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by its Board of Directors and no other corporate action on the part of the Company is necessary to authorize the execution and delivery by the Company of this Agreement and the consummation by it of the transactions contemplated hereby (other than, with respect to the Merger, obtaining any approval of its stockholders as contemplated by SECTION 1.6 hereof). This Agreement has been duly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery thereof by the Purchaser, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

             (b) The Board of Directors of the Company, at a meeting duly called and held, has unanimously (i) determined that each of the Agreement and the Merger are fair to and in the best interests of the stockholders of the Company; (ii) duly and validly approved and taken all corporate action required to be taken by the Board of Directors for the consummation of the Transactions; and (iii) resolved to recommend that the stockholders of the Company approve and adopt this Agreement and the Merger, and none of the aforesaid actions by the Board of Directors of the Company has been amended, rescinded or modified.

     Section 3.4 VOTE REQUIRED. The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock is the only vote of the holders of any class or series of the Company's capital stock necessary to approve the Merger.

     Section 3.5    NO VIOLATIONS; CONSENTS AND APPROVALS.

             (a) Neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby nor compliance by the Company with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the certificate of incorporation or bylaws or similar organizational documents of the Company or any of its Subsidiaries or Joint Ventures, (ii) subject to obtaining the Company Required Approvals and the approval of the stockholders of the Company, require any filing by the Company with, or permit, authorization, consent or approval as to the Company of, any court, arbitral tribunal, administrative agency or commission or other governmental or other regulatory authority or agency (a "GOVERNMENTAL ENTITY"), (iii) subject to obtaining the Company Required Consents, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or result in the creation of any lien, mortgage, security interest, charge, claim or encumbrance of any kind (collectively, a "LIEN") upon any of the properties or assets of the Company or its Subsidiaries) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, permit, franchise, concession, contract, agreement or other instrument or obligation to which the Company or any of its Subsidiaries or Joint Ventures is a party or by which any of them or any of their properties or assets may be bound (the "COMPANY AGREEMENTS") or (iv) subject to obtaining the Company Required Approvals, violate any order, writ, injunction, judgment, decree, statute, law, rule, regulation, ordinance, permit or license applicable to the Company, any of its Subsidiaries or Joint Ventures or any of their properties or assets, excluding from the foregoing clauses (ii), (iii) and (iv) violations, breaches, defaults, Liens and failures to obtain filings, permits, authorizations, consents and approvals, which would not, individually or in the aggregate, have a Company Material Adverse Effect.

             (b) No declaration, filing, permit, consent, registration or notice to or authorization or approval of any Governmental Entity is necessary for the execution, delivery or performance of this Agreement by the Company, the consummation by the Company of the transactions contemplated hereby or compliance by the Company with any of the provisions hereof, except for declarations, filings, permits, consents, registrations, notices, authorizations and approvals as may be required under, and other applicable requirements of, the Exchange Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), foreign antitrust or competition laws or regulations, state securities or blue sky laws and the DGCL (the "COMPANY REQUIRED APPROVALS"). There are no third party consents required to be obtained under the Company Agreements to consummate the Transactions, except for third party consents set forth on SCHEDULE 3.5 hereto (the "COMPANY REQUIRED Consents").

     Section 3.6 SEC REPORTS AND FINANCIAL STATEMENTS. The Company has filed with the SEC, and has heretofore made available to the Purchaser true and complete copies of, all forms, reports, schedules, statements and other documents required to be filed by it since July 1, 1999 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") or the Securities Act of 1933, as amended (the "SECURITIES ACT") (as such documents have been amended since the time of their filing, collectively, the "COMPANY SEC DOCUMENTS"). As of their respective dates or, if amended, as of the date of the last such amendment, the Company SEC Documents, including, without limitation, any financial statements or schedules included therein (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (b) complied as to form in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder. None of the Subsidiaries is required to file any forms, reports or other documents with the SEC. The financial statements of the Company (including the related notes thereto) included in the Company SEC Documents have been prepared from and are in accordance with, the books and records of the Company and its consolidated Subsidiaries, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in accordance with GAAP the consolidated financial position and the consolidated results of operations and cash flows (and changes in financial position, if any) of the Company and its consolidated Subsidiaries as at the dates thereof and for the periods presented therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which were not and are not expected to be, individually or in the aggregate, material in amount).

     Section 3.7 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the Company SEC Documents filed prior to the date hereof or as set forth on
SCHEDULE 3.7 hereto, since June 30, 2002, (i) the Company and its Subsidiaries and, to the Company's knowledge, its Joint Ventures have conducted their respective businesses, in all material respects, only in the ordinary and usual course, (ii) there has not occurred any events or changes (including the incurrence of any liabilities of any nature, whether or not accrued, contingent or otherwise) that have had or would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, and (iii) neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any of its Joint Ventures has taken any action that would have been prohibited under
SECTION 5.1 hereof if such section applied to the period between June 30, 2002 and the date of this Agreement.

     Section 3.8 NO UNDISCLOSED LIABILITIES. Except (i) as disclosed in the Company SEC Documents filed prior to the date hereof, (ii) as disclosed on
SCHEDULE 3.8 hereto and (iii) for liabilities and obligations incurred in the ordinary course of business and consistent with past practice, since June 30, 2002, neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any of its Joint Ventures has incurred any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that have had, or would be reasonably likely to have, a Company Material Adverse Effect or would be required by GAAP to be reflected on a consolidated balance sheet of the Company and its Subsidiaries (including the notes thereto). The reserves reflected in the Company's consolidated balance sheet as of June 30, 2002 included in the 2002 Form 10-K (the "BALANCE SHEET") are adequate, appropriate and reasonable and have been calculated in a manner consistent with GAAP.

     Section 3.9 PROXY STATEMENT. The Proxy Statement (or any amendment thereof or supplement thereto), if any, will not, at the date mailed to the Company's stockholders and at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to statements made in any of the foregoing documents based on information supplied by the Purchaser in writing for inclusion therein. The Proxy Statement will comply in all material respects with the provisions of the applicable federal securities laws and the rules and regulations thereunder.

     Section 3.10   EMPLOYEE BENEFIT PLANS; ERISA.

             (a) SCHEDULE 3.10 hereto lists all material employee benefit plans, funds, programs (including but not limited to welfare benefit programs), arrangements, contracts or agreements (including employment agreements and severance agreements) of any type (including, but not limited to, an "employee benefit plan" or "plan" as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), maintained or contributed to or required to be contributed to by the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries has or may have a liability ("BENEFIT PLANS"). Except as required by applicable law, the Company has no formal plan or commitment, whether legally binding or not, to create any additional Benefit Plan or modify or change any existing Benefit Plan.

             (b) With respect to each Benefit Plan: (i) if intended to qualify under section 401(a) of the Internal Revenue Code of 1986, as amended, (the "CODE"), such plan has been determined by the United States Internal Revenue Service (the "SERVICE") to be so qualified, and its trust has been determined to be exempt from taxation under section 501(a) of the Code (and to the Company's knowledge, no circumstances exist that are reasonably expected to result in the revocation of any such determinations); (ii) to the Company's knowledge, such plan has been administered in all material respects in accordance with its terms and applicable law; (iii) to the Company's knowledge, no breaches of fiduciary duty have occurred which might reasonably be expected to give rise to liability on the part of the Company or any of its Subsidiaries;
(iv) no disputes are pending, or, to the knowledge of the Company or any of its Subsidiaries, threatened (other than routine claims for benefits) that might reasonably be expected to give rise to liability on the part of the Company; (v) to the Company's knowledge, no prohibited transaction (within the meaning of Section 406 of ERISA) has occurred that might reasonably be expected to give rise to liability on the part of the Company or any of its Subsidiaries; (vi) all material payments required by any Benefit Plan or by law (including, without limitation, all contributions or insurance premiums) with respect to all periods through the date of the Effective Time shall have been made prior to the Effective Time or accrued by the Company in accordance with GAAP on its financial statements; and (vii) no Benefit Plan is currently under audit or investigation by the IRS, U.S. Department of Labor, or any other government authority.

             (c) Neither the Company nor any of its Subsidiaries maintains or has maintained or contributed to or been required to contribute to within the last six years, any employee benefit plan that is subject to Title IV of ERISA or section 412 of the Code.

             (d) No Benefit Plan provides medical, death or similar benefits (whether or not insured) for employees or former employees of the Company or any of its Subsidiaries for periods extending beyond their termination of service, other than (i) coverage mandated by applicable law, (ii) death benefits under any "pension plan," or (iii) benefits the full cost of which is borne by the current or former employee (or his or her beneficiary).

             (e) Except as set forth on SCHEDULE 3.10, the announcement or consummation of the transactions contemplated by this Agreement, either alone or in connection with a related event, will not entitle any individual to severance pay, unemployment compensation or any other payment or accelerate the time of payment or vesting, or increase the amount, of compensation or benefits due to any individual.

             (f) With respect to each Benefit Plan, the Company has heretofore delivered or made available to the Purchaser true and complete copies of (i) a copy of each Benefit Plan and any amendments thereto; (ii) a copy of the two most recent annual reports and actuarial reports, if required under ERISA; (iii) a copy of the most recent Summary Plan Description; (iv) a copy of any trust or other funding agreement applicable to such plans and the latest financial statements thereof; and (v) the most recent determination letter from the Service with respect to each plan intended to qualify under Section 401 of the Code.

             (g) No Benefit Plan is a "multiemployer pension plan," as defined in section 3(37) of ERISA.

             (h) Except as set forth on SCHEDULE 3.10, neither the Company nor any Subsidiary has any unfunded liabilities pursuant to any "employee pension benefit plan" that is not intended to be qualified under Section 401(a) of the Code.

     Section 3.11 LITIGATION. Except as disclosed in the Company SEC Documents filed prior to the date of this Agreement or as set forth on SCHEDULE 3.11, there is no litigation, arbitration, suit, claim, action, proceeding, investigation or review by or before any Governmental Entity pending or, to the Company's knowledge, threatened against or affecting the Company or any of its Subsidiaries or, to the Company's knowledge, any of its Joint Ventures (i) which, if adversely decided, individually or in the aggregate, would be reasonably likely to have a Company Material Adverse Effect or (ii) which questions or challenges the validity of this Agreement or any action to be taken by the Company or any of its Subsidiaries pursuant to this Agreement or in connection with the Transactions, and there is not known to the Company any reasonable basis for any such suit, claim, action, proceeding or investigation. Except as set forth in SCHEDULE 3.11 hereto, neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any of its Joint Ventures is subject to any judgments, awards, decrees, injunctions, rules or orders of any Governmental Entity applicable to the Company or any of its Subsidiaries or Joint Ventures. As to any litigation, arbitrations, suits, claims, actions, proceedings, investigations and reviews disclosed in the Company SEC Documents filed prior to the date of this Agreement, since June 30, 2002, there have not been any significant developments with respect thereto.

     Section 3.12   ENVIRONMENTAL MATTERS.

             (a) Except as set forth with specificity in the Company SEC Documents filed prior to the date hereof or on SCHEDULE 3.12 hereto:

                    (i) The Company and each of its Subsidiaries and, to the Company's knowledge, each of its Joint Ventures, are and have been in compliance with all Environmental Laws, except where the failure to comply would not, individually or in the aggregate, have a Company Material Adverse Effect.

                    (ii) Neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any of its Joint Ventures has received any notice, report or other information alleging that any of them is in violation in any material respect of any Environmental Laws or, to the Company's knowledge, has any material liabilities relating to environmental site investigation or cleanup, corrective action, or damages or injuries to persons, property or natural resources, arising under Environmental Laws.

                    (iii) Neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any of its Joint Ventures has manufactured, treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled or released any substance, noise, odor or radiation so as to give rise to material liabilities under Environmental Laws; to the Company's knowledge, with respect to properties and facilities owned, leased, operated or used by the Company, any of its Subsidiaries or any of its Joint Ventures, there are not present and there have not been released any hazardous substances, pollutants, contaminants or wastes, where such presence or release would give rise to material liabilities under Environmental Laws.

             (b) As used in this Agreement, "ENVIRONMENTAL LAWS" shall mean all federal, state, local and foreign statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law concerning pollution or protection of the environment and the exposure of persons or natural resources to hazardous substances, pollutants, contaminants, wastes, noise, odor or radiation.

     Section 3.13   TAXES.  Except as set forth on SCHEDULE 3.13 hereto:

             (a) Except where such failure would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and each of its Subsidiaries have (i) duly filed (or there has been filed on their behalf or appropriate extensions have been obtained) with the appropriate Governmental Entities all Tax Returns (as hereinafter defined) required to be filed by them on or prior to the date hereof, and such Tax Returns are true, correct and complete, (ii) duly paid in full or made provision in accordance with GAAP (or there has been paid or provision has been made on their behalf) for the payment of all Taxes (as hereinafter defined) for all periods ending through the date hereof, and will do so through the Effective Time and (iii) complied with all applicable laws, rules and regulations relating to the payment and withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any foreign laws) and have, within the time and the manner prescribed by law, withheld from employee wages and paid over to the proper Governmental Entities all amounts required to be so withheld and paid over under applicable laws.

             (b) There are no liens for Taxes upon any property or assets of the Company or any Subsidiary thereof, except for liens for Taxes not yet due and liens for Taxes identified in SCHEDULE 3.13 the assessment of which is being contested in good faith.

             (c) Neither the Company nor any of its Subsidiaries has made any change in accounting methods, received a ruling from any taxing authority or signed an agreement likely to have a Company Material Adverse Effect.

             (d) No federal, state, local or foreign audits or other administrative proceedings or court proceedings are presently pending with regard to any Taxes or Tax Returns of the Company or its Subsidiaries and neither the Company nor any of its Subsidiaries has received a written notice of any pending audits or proceedings.

             (e) The federal income Tax Returns of the Company and its Subsidiaries have been audited by the Service (or the applicable statutes of limitation for the assessment of federal income Taxes for such periods have expired) for all periods through and including June 30, 1998, and no deficiencies were asserted as a result of such examinations which have not been resolved and fully paid. None of the Company, its Subsidiaries, nor any respective directors or officers, or employees responsible for Tax matters, of the Company or any of its Subsidiaries expects any Governmental Entity to assess any additional Taxes with respect to the Company or any of its Subsidiaries for any period since such time.

             (f) There are no outstanding requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any Taxes or deficiencies against the Company or any of its Subsidiaries, and no power of attorney granted by either the Company or any of its Subsidiaries with respect to any Taxes is currently in force.

             (g) Neither the Company nor any of its Subsidiaries is a party to or bound by any agreement providing for the indemnity, allocation or sharing of Taxes.

             (h) Neither the Company nor any of its Subsidiaries has, with regard to any assets or property held, acquired or to be acquired by any of them, filed a consent to the application of Section 341(f) of the Code, or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as such term is defined in Section 341(f)(4) of the Code) owned by the Company or any of its Subsidiaries.

             (i) Neither the Company nor any of its Subsidiaries has made any payments, is obligated to make any payments, or is a party to any agreement or arrangement (whether oral or in writing) that under any circumstances could obligate it to make any payments that will not be deductible under Section 280G of the Code or limited by Section 162(m) of the Code.

             (j) Neither the Company nor any of its Subsidiaries is, or has been, a United States real property holding corporation within the meaning of
Section 897(c)(2) of the Code during the applicable period specified in
Section 897(c)(1)(4)(ii) of the Code.

             (k) The Company has disclosed on its Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code.

             (l) Neither the Company nor any of its Subsidiaries is required to include in income any adjustment pursuant to Section 481 of the Code by reason of any voluntary change in accounting method (nor has any Governmental Entity proposed in writing any such adjustment or change of accounting method).

             (m) All intercompany agreements between the Company and any of it Subsidiaries have been entered into on the basis of arm's-length terms. In addition, no Governmental Entity has asserted or, to the Company's knowledge, threatened to assert a claim against the Company under or as a result of
Section 482 of the Code or any similar provision of state, local or foreign law.

             (n) Neither the Company nor any of its Subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code.

             (o) Except for the group of which the Company and its Subsidiaries are now currently members, neither the Company nor any of its Subsidiaries has ever been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code, or any similar affiliated, consolidated, combined, unitary, or similar group for Tax purposes under state, local, or foreign law, or has any liability for Taxes of any person (other than the Company and its Subsidiaries) under Section 1.1502-6 of the Treasury regulations or any similar provision of state, local, or foreign law as a transferee or successor, by contract or otherwise.

             (p) "TAXES" shall mean any and all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, real or personal property, sales, withholding, social security, occupation, use, service, service use, license, net worth, payroll, franchise, transfer and recording taxes, fees and charges, imposed by the Service or any taxing authority (whether domestic or foreign including, without limitation, any state, county, local or foreign government or any subdivision or taxing agency thereof (including a United States possession)), whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest whether paid or received, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments. "TAX RETURN" shall mean any report, return, document, declaration or other information or filing required to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes, including, without limitation, filings with respect to withholding of Taxes, information returns, any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information.

     Section 3.14   LABOR AND EMPLOYMENT MATTERS.

             (a) Except as set forth in SCHEDULE 3.14 hereto, since July 1, 1999, neither the Company nor any of its Subsidiaries has been a party to any collective bargaining agreement or other labor agreement with any union or labor organization and there has not been any activity or proceeding of any labor organization or employee group to organize any such employees.

Except as set forth in SCHEDULE 3.14, (i) the Company and its Subsidiaries are in material compliance with all applicable Employment Laws; (ii) there are no unfair labor practice charges or complaints against the Company or any of its Subsidiaries pending before the National Labor Relations Board; (iii) there are no labor strikes, slowdowns or stoppages actually pending or, to the Company's knowledge, threatened, against or affecting the Company or any of its Subsidiaries; (iv) there are no representation claims or petitions pending before the National Labor Relations Board and there are no questions concerning representation with respect to the employees of the Company or its Subsidiaries; and (v) there are no grievance or pending arbitration proceedings against the Company or any of its Subsidiaries that arose out of or under any collective bargaining agreement.

             (b) Except as set forth in SCHEDULE 3.14, neither the Company nor any of its Subsidiaries has effectuated (i) a "plant closing" (as defined in the Worker Adjustment and Retraining Notification Act (the "WARN ACT")) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or any of its Subsidiaries or (ii) a "mass layoff" (as defined in the WARN Act), nor has the Company or any of its Subsidiaries been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state, local or foreign law or regulation that could result in a material liability of the Company and its Subsidiaries, taken as a whole. None of the employees of the Company or any of its Subsidiaries has suffered an "employment loss" (as defined in the WARN Act) during the six month period prior to the date of this Agreement.

             (c) Except as set forth in SCHEDULE 3.14(c), (i) there are no employment contracts or severance agreements with any employees of the Company or any of its Subsidiaries, (ii) there are no written personnel policies, rules or procedures applicable to employees of the Company or any of its subsidiaries,
(iii) the Company and its Subsidiaries are, and have at all times been, in material compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages, hours of work and occupational safety and health ("EMPLOYMENT LAWS"), and are not engaged in any unfair labor practices as defined in the National Labor Relations Act or other applicable law, ordinance or regulation; (iv) to the Company's knowledge, no charges with respect to or relating to the Company or any of its Subsidiaries are pending before the Equal Employment Opportunity Commission or any other agency responsible for the prevention of unlawful employment practices; (v) to the Company's knowledge, no federal, state, local or foreign agency responsible for the enforcement of labor or employment laws intends to conduct an investigation with respect to or relating to the Company and the Subsidiaries and no such investigation is in progress; and (vi) to the Company's knowledge, there are no complaints, controversies, lawsuits or other proceedings pending or threatened that allege breach of any express or implied contract of employment, violation of any law or regulation governing employment, discriminatory hiring or termination of employees or tortious conduct in connection with the employment relationship.

     Section 3.15 COMPLIANCE WITH LAWS. Other than with respect to Environmental Laws (which are addressed in SECTION 3.12) and Employment Laws (which are addressed in SECTION 3.14), the Company and its Subsidiaries and, to the Company's knowledge, its Joint Ventures have complied in all material respects with all laws and governmental regulations and orders known by the Company to relate to any of the property owned, leased or used by them, or to be applicable to their business. No notice, charge, claim, action or assertion has been received by the Company or any of its Subsidiaries or, to the Company's knowledge, any of its Joint Ventures alleging any violation of such laws, regulations and orders, except for such violations which would not have, or be reasonably likely to have, a Company Material Adverse Effect.

     Section 3.16 INSURANCE. SCHEDULE 3.16 hereto contains accurate and complete descriptions of all policies of insurance (including premiums, policy limits, deductibles, type of coverage, dates of coverage and similar information) providing coverage in favor of the Company, its Subsidiaries or any of their respective properties and assets. As of the date hereof, the Company and each of its Subsidiaries are, and continually since 1999 have been, insured by insurers, reasonably believed by the Company to be of recognized financial responsibility and solvency, against such losses and risks and in such amounts as are customary in the businesses in which they are engaged. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the Closing Date have been paid and no notice of cancellation or termination has been received by the Company or any of its Subsidiaries with respect to any such policy. The Company and each of its Subsidiaries has complied in all material respects with the provisions of such policies, such policies are sufficient for compliance with all requirements of law and of all Company Agreements and, to the Company's knowledge, will remain in full force and effect through the respective dates set forth on SCHEDULE 3.16 without the payment of additional premiums and will not in any way be adversely affected by, or terminate or lapse by reason of, the Merger. SCHEDULE 3.16 also identifies all risks as to which the Company or any of its Subsidiaries is self insured. Neither the Company nor any of its Subsidiaries has been refused any insurance with respect to its assets or operations, nor has its coverage been limited, by any insurance carrier to which it has applied for any such insurance or with which it has carried insurance during the last three years.

     Section 3.17 CONTRACTS. SCHEDULE 3.17 hereto sets forth a true and complete list, as of the date hereof, of (i) each material agreement and contract to which the Company or any of its Subsidiaries is a party, (ii) all non-competition agreements or any other agreements or obligations which purport to limit in any material respect the manner in which, or the localities in which, the business of the Company or its Subsidiaries may be conducted, (iii) all agreements, arrangements or understandings with any affiliate that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act, and (iv) all contracts or other agreements which would prohibit or materially delay the consummation of the Merger or any of the Transactions (all contracts of the type described in clauses (i) - (iv) being referred to herein as "COMPANY MATERIAL CONTRACTS"). Each Company Material Contract is valid and binding on the Company (or, to the extent a Subsidiary of the Company is a party, such Subsidiary) and is in full force and effect, and the Company or such Subsidiary has performed all obligations required to be performed by it to date under each Company Material Contract. Neither the Company nor any of its Subsidiaries knows of, or has received notice of, any violation or default under (nor, to the Company's knowledge, does there exist any condition which with the passage of time or the giving of notice or both would result in such a violation or default under) any Company Material Contract by either the Company or any of its Subsidiaries, as the case may be, or any other party to a Company Material Contract. Originals or true, correct and complete copies of all Company Material Contracts (or descriptions if the Company Material Contract is not written) have been provided or made available to the Purchaser. Neither the Company nor any of its Subsidiaries has any power of attorney outstanding or any obligations or liabilities (whether absolute, accrued, contingent or otherwise), as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligations of any person, corporation, partnership, joint venture, association, organization or other entity.

     Section 3.18 ACCOUNTS RECEIVABLE. All accounts receivable of the Company and its consolidated Subsidiaries, whether reflected in the Balance Sheet or otherwise, represent sales actually made in the ordinary course of business, and are, to the Company's knowledge, collectible net of any reserves shown on the Balance Sheet.

     Section 3.19   PROPERTIES.

             (a) The Company and each of its Subsidiaries and, to the Company's knowledge, each of its Joint Ventures has good, valid and marketable title to all of the properties and assets which it purports to own (real, personal and mixed, tangible and intangible), including, without limitation, all of the properties and assets reflected in the Balance Sheet (except for personal property and for inventory together having an aggregate book value not in excess of $150,000 sold since the date of the Balance Sheet in the ordinary course of business and consistent with past practice), and all of the material properties and assets purchased by the Company and each of its Subsidiaries since the date of the Balance Sheet, which subsequently acquired properties and assets (other than inventory and short term investments) are listed in SCHEDULE 3.19(a) hereto. All of the properties and assets reflected in the Balance Sheet and/or reflected in SCHEDULE 3.19(a) are adequate for the uses to which they are being put. To the Company's knowledge, none of such properties and assets are in need of maintenance or repairs except for ordinary, routine maintenance and repairs which are not material in nature or cost. All properties and assets reflected in the Balance Sheet have a fair market or realizable value at least equal to the value thereof as reflected therein, and all such properties and assets are free and clear of all Liens of any nature whatsoever including, without limitation, leases, chattel mortgages, conditional sales contracts, collateral security arrangements and other title or interest retention arrangements, and are not, in the case of real property, subject to any rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except, with respect to all such properties and assets, (i) Liens shown on the Balance Sheet as securing specified liabilities or obligations and Liens incurred in connection with the purchase of property and/or assets, if such purchase was effected after the date of the Balance Sheet, with respect to which no default exists; (ii) Liens and minor imperfections of title, if any, none of which are substantial in amount, materially detract from the value or impair the use of the property subject thereto, or impair the operations of the Company or any of its Subsidiaries and which have arisen only in the ordinary course of business and consistent with past practice; and (iii) Liens for current Taxes not yet due.

             (b) A list and description of all real property owned or leased to or by the Company or any of its Subsidiaries or, to the Company's knowledge, any of its Joint Ventures or in which any of them has an interest is set forth in SCHEDULE 3.19(b) hereto.

             (c) SCHEDULE 3.19(c) hereto contains an accurate and complete description of the terms of all leases pursuant to which the Company or any of its Subsidiaries or, to the Company's knowledge, any of its Joint Ventures leases real or personal property. All such leases are valid, binding and enforceable in accordance with their terms, and are in full force and effect.

There are no existing defaults by the Company or any of its Subsidiaries or, to the Company's knowledge, any of its Joint Ventures thereunder and, to the Company's knowledge, no event of default has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default thereunder on the part of the Company or any of its Subsidiaries or Joint Ventures. The Company has no knowledge of any default of claimed or purported or alleged default or state of facts which with notice or lapse of time or both would constitute a default on the part of any other party under any lease referred to in SCHEDULE 3.19(c).

             (d) The properties and assets presently owned, leased or licensed by the Company and its Subsidiaries and, to the Company's knowledge, its Joint Ventures include all properties and assets necessary to permit the Company and its Subsidiaries and, to the Company's knowledge, its Joint Ventures to conduct their businesses in all material respects in the same manner as their businesses have been conducted prior to the date hereof.

     Section 3.20 PLANT AND EQUIPMENT. The Company and its Subsidiaries and, to the Company's knowledge, its Joint Ventures have such ownership of or such rights by license, lease or other agreement to all equipment used or necessary to conduct their respective businesses as currently conducted (the "EQUIPMENT") with only such exceptions as individually or in the aggregate would not have a Company Material Adverse Effect. The plants, structures and Equipment of the Company and each of its Subsidiaries and, to the Company's knowledge, each of its Joint Ventures are, to the Company's knowledge, structurally sound with no known defects and are in good operating condition and repair and adequate for the uses to which they are being put. None of such plants, structures or Equipment is, to the Company's knowledge, in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost.

     Section 3.21 PERMITS. SCHEDULE 3.21 hereto sets forth a complete and accurate list of all permits, licenses, certificates, approvals, notices, easements, rights-of-way, qualifications and authorizations issued or granted by Governmental Entities (collectively, the "PERMITS"), except for Environmental Permits (which are the subject of SECTION 3.12 hereof), held by the Company or any of its Subsidiaries or, to the Company's knowledge, any of its Joint Ventures. The Permits set forth on SCHEDULE 3.21 are all the Permits necessary to carry on the business of the Company and its Subsidiaries and, to the Company's knowledge, its Joint Ventures as presently conducted and at each location where such business is being conducted. Except as set forth in the Company SEC Documents, (i) all such Permits are in full force and effect and are validly held by the Company or a Subsidiary of the Company or, to the knowledge of the Company, a Joint Venture, (ii) neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any of its Joint Ventures has engaged in any activity which would cause or permit revocation or suspension of any such Permit, and no action or proceeding looking to or contemplating the revocation or suspension of any such Permit is pending or, to the Company's knowledge, threatened, (iii) there are no existing defaults or events of default or event or state of facts which with notice or lapse of time or both would constitute a default by the Company or any of its Subsidiaries or, to the Company's knowledge, any of its Joint Ventures under any such Permit, (iv) the Company has no knowledge of any claimed or purported or alleged defaults or state of facts which with notice or lapse of time or both would constitute a default on the part of any other party in the performance of any obligation to be performed or paid by any other party under any Permit, (v) none of such Permits will be subject to suspension, modification, revocation or nonrenewal as a result of the execution and delivery of this Agreement or the consummation of the Transactions, and (vi) neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any of its Joint Ventures has received any written warning, notice, notice of violation or probable violation, statement of deficiencies, notice of revocation, or other written communication from or on behalf of any Governmental Entity that remains unresolved or which has resulted in any restriction on the permissible operations of the Company or any of its Subsidiaries or Joint Ventures, alleging
(A) any violation of any such Permit or of any law, rule or regulation or (B) that the Company or any of its Subsidiaries or Joint Ventures requires any Permit for the operation of their respective business, as such businesses are currently conducted, that is not currently held by it.

     Section 3.22   INTELLECTUAL PROPERTY.

             (a) As used herein, the term "INTELLECTUAL PROPERTY" means all United States and foreign trademarks, service marks, trade names, Internet domain names, designs, logos, slogans and general intangibles of like nature, together with goodwill, registrations and applications relating to the foregoing; patents, mask works, copyrights (including registrations and applications for any of the foregoing); computer programs, including any and all software implementations of algorithms, models and methodologies whether in source code or object code form, databases and compilations, including any and all data and collections of data, all documentation, including user manuals and training materials, related to any of the foregoing and the content and information contained on any Web site (collectively, "SOFTWARE"); confidential information, technology, know-how, inventions, processes, formulae, algorithms, models and methodologies (such confidential items, collectively "TRADE SECRETS") and any licenses to use any of the foregoing. As used herein, the term "COMPANY INTELLECTUAL PROPERTY" means all Intellectual Property owned by the Company or its Subsidiaries or held for use or used in the business of the Company or its Subsidiaries as conducted as of the date hereof, or as presently contemplated to be conducted and any licenses to use any of the foregoing.

             (b) SCHEDULE 3.22(b) hereto sets forth, for all Company Intellectual Property owned by the Company or any of its Subsidiaries, a complete and accurate list, of all U.S. and foreign: (i) patents and patent applications; (ii) trademark and service mark registrations (including Internet domain name registrations), trademark and service mark applications and material unregistered trademarks and service marks; and (iii) copyright registrations and copyright applications and material unregistered copyrights.

             (c) SCHEDULE 3.22(c) hereto lists all contracts for material Software which is licensed, leased or otherwise used by the Company or any of its Subsidiaries (excluding off-the-shelf Software licensed under an agreement with a maximum payment obligation of less than $5,000), and all material Software which is owned by the Company or any of its Subsidiaries ("PROPRIETARY SOFTWARE"), and identifies which Software is owned, licensed, leased, or otherwise used, as the case may be.

             (d) SCHEDULE 3.22(d) hereto sets forth a complete and accurate list of all agreements granting or obtaining any right to use or practice any rights under any material Company Intellectual Property, to which the Company or any of its Subsidiaries is a party or otherwise bound, as licensee or licensor thereunder, including, without limitation, license agreements, settlement agreements, indemnity agreements and covenants not to sue (collectively, the "LICENSE AGREEMENTS").

             (e)    Except as would not have a Company Material Adverse Effect:

                    (i) the Company or its Subsidiaries own or have the right to use all Company Intellectual Property, free and clear of all Liens;

                    (ii) to the knowledge of the Company, any Company Intellectual Property owned or used by the Company or its Subsidiaries has been duly maintained, is valid and subsisting and in full force and effect, and has not been cancelled, expired or abandoned;

                    (iii) the Company has not received written notice from any third party regarding any actual or potential infringement or misappropriation by the Company or any of its Subsidiaries of any Intellectual Property of such third party, and the Company has no knowledge of any basis for such a claim against the Company or any of its Subsidiaries;

                    (iv) the Company has not received written notice from any third party regarding any assertion or claim challenging the validity of any Company Intellectual Property owned or used by the Company or any of its Subsidiaries and the Company has no knowledge of any basis for such a claim;

                    (v) neither the Company nor any of its Subsidiaries have licensed or sublicensed its rights in any Company Intellectual Property, or received or been granted any such rights, other than pursuant to the License Agreements;

                    (vi) to the knowledge of the Company, no third party is misappropriating, infringing, diluting or violating any Company Intellectual Property owned by the Company or any of its Subsidiaries;

                    (vii) the License Agreements are valid and binding obligations of the Company or of its Subsidiaries, enforceable in accordance with their terms, and there exists no event or condition known to the Company which will result in a violation or breach of, or constitute a default by the Company or of its Subsidiaries or, to the knowledge of the Company, the other party thereto, under any such License Agreement;

                    (viii) the Company and each of its Subsidiaries has taken reasonable measures to protect the confidentiality of Trade Secrets included in the Company Intellectual Property, including requiring third parties having access thereto to execute written nondisclosure agreements. No material Trade Secret included in the Company Intellectual Property has been disclosed or authorized to be disclosed to any third party other than pursuant to a written nondisclosure agreement that adequately protects the Company and the applicable Subsidiaries' proprietary interests in and to such Trade Secrets;

                    (ix) the consummation of the transactions contemplated hereby will not result in the loss or impairment of the Purchaser's or the Surviving Corporation's rights to own, use, or to bring any action for the infringement of, any of the Company Intellectual Property, nor will such consummation require the consent of any third party in respect of any Company Intellectual Property; and

                    (x)    all Proprietary Software set forth in
         SCHEDULE 3.23(c) hereto, was either developed (a) by employees of the Company or its Subsidiaries within the scope of their employment, or
         (b) by independent contractors who have assigned all of their rights to the Company or any of its Subsidiaries pursuant to written agreement.

     Section 3.23 OPINION OF FINANCIAL ADVISOR. The Company has received an opinion from U.S. Bancorp Piper Jaffray to the effect that the consideration to be received by the stockholders of the Company pursuant to the Merger is fair to such stockholders from a financial point of view, a copy of which opinion has been, or promptly upon receipt thereof will be, provided to the Purchaser. The Company has been authorized by U.S. Bancorp Piper Jaffray to permit the inclusion of such opinion in its entirety in the Proxy Statement.

     Section 3.24 ANTITAKEOVER STATUTES; RIGHTS PLAN. Each of the Company and the Company's Board of Directors has taken all action, if any, required to be taken by it in order to exempt this Agreement and the Transactions contemplated hereby from, and this Agreement and the Transactions contemplated hereby are exempt from, the restrictions on "business combinations" (as defined in Section 203 of the DGCL) set forth in Section 203 of the DGCL, and no other state takeover statute is applicable to the Transactions. The Company is not a party to or subject to any "poison pill," stockholder rights plan, rights agreement or similar agreement, instrument or plan.

     Section 3.25 FULL DISCLOSURE. No representation or warranty in this Agreement (including the schedules hereto) and no statement contained in any document or certificate contemplated by this Agreement contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

          The Purchaser represents and warrants to the Company as follows:

     Section 4.1 ORGANIZATION. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not, individually or in the aggregate, have a Purchaser Material Adverse Effect. The term "PURCHASER MATERIAL ADVERSE EFFECT" shall mean any material adverse affect on the ability of the Purchaser to consummate the Merger. The Purchaser has heretofore made available to the Company a complete and correct copy of the certificate of incorporation and bylaws, each as amended to date, of the Purchaser.

     Section 4.2 AUTHORIZATION; VALIDITY OF AGREEMENT; NECESSARY ACTION. The Purchaser has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Purchaser of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Purchaser and no other corporate or other action on the part of the Purchaser is necessary to authorize the execution and delivery by the Purchaser of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser, and, assuming due and valid authorization, execution and delivery thereof by the Company, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     Section 4.3    NO VIOLATIONS; CONSENTS AND APPROVALS.

             (a) Neither the execution, delivery or performance of this Agreement by the Purchaser nor the consummation by the Purchaser of the transactions contemplated hereby nor compliance by the Purchaser with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the certificate of incorporation or bylaws of the Purchaser, (ii) subject to obtaining the Company Required Approvals, require any filing with, or permit, authorization, consent or approval of, any Governmental Entity, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration or result in the creation of any Lien) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, permit, franchise, concession, contract, agreement or other instrument or obligation to which the Purchaser is a party or by which it or any of its properties or assets may be bound or (iv) violate any order, writ, injunction, judgment, decree, statute, law, rule, regulation, ordinance, permit or license applicable to the Purchaser or any of its properties or assets, excluding from the foregoing clauses (ii), (iii) and (iv) violations, breaches, defaults, Liens and failures to obtain filings, permits, authorizations, consents and approvals which would not, individually or in the aggregate, have a Purchaser Material Adverse Effect.

             (b) No declaration, filing, permit, consent, registration or notice to or authorization or approval of any Governmental Entity is necessary for the execution, delivery or performance of this Agreement by the Purchaser, the consummation by it of the transactions contemplated hereby or compliance by them with any of the provisions hereof, except for declarations, filings, permits, consents, registrations, notices, authorizations and approvals as may be required under, and other applicable requirements of, the Exchange Act, the HSR Act, foreign antitrust or completion laws or regulations, state securities or blue sky laws and the DGCL.

     Section 4.4 PROXY STATEMENT. None of the written information supplied by the Purchaser for inclusion or incorporation by reference in the Proxy Statement will, at the date mailed to the Company's stockholders and at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     Section 4.5 FINANCING. The obligations to fund the commitments under the Commitment Letters are not subject to any condition other than as set forth in the Commitment Letters. The Purchaser is not aware of any fact or occurrence existing on the date of this Agreement that makes any of the assumptions or statements set forth in the Commitment Letters inaccurate or that causes the Commitment Letters to be ineffective or that precludes the satisfaction of the conditions set forth in the Commitment Letters. The Commitment Letters have been duly executed by all parties thereto and are in full force and effect as of the date hereof. All commitment and other fees required to be paid under the Commitment Letters on or prior to the date hereof have been paid. The aggregate amount of financing committed pursuant to the Commitment Letters is sufficient to fund all amounts required to be paid in connection with the consummation of the Transactions.

     Section 4.6 PURCHASER'S OPERATIONS. The Purchaser was formed solely for the purpose of engaging in the transactions contemplated hereby and has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated hereby.

                                    ARTICLE V

                                    COVENANTS

     Section 5.1 INTERIM OPERATIONS OF THE COMPANY. The Company covenants and agrees that, except (i) as expressly contemplated by this Agreement or (ii) as agreed in writing by the Purchaser, after the date hereof and prior to the Effective Time:

             (a) the business of the Company and each of its Subsidiaries shall be conducted only in the ordinary and usual course and, to the extent consistent therewith, each of the Company and its Subsidiaries shall use its best efforts to preserve its business organization intact and maintain its existing relations with customers, suppliers, employees, creditors, business partners and others having business dealings with them;

             (b) the Company shall not, and shall not permit any of its Subsidiaries to: (i) amend its certificate of incorporation or bylaws or similar organizational documents; (ii) declare, set aside or pay any dividend or other distribution payable in cash, stock or property with respect to its capital stock, except that a wholly owned Subsidiary of the Company may declare and pay a dividend or make advances to its parent or the Company; (iii) issue, sell, transfer, pledge, dispose of or encumber any shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire any shares of, capital stock of any class or Voting Debt of the Company or any of its Subsidiaries, other than shares of Company Common Stock reserved for issuances pursuant to the exercise of Options outstanding on the date hereof; (iv) split, combine or reclassify the outstanding Company Common Stock or any outstanding capital stock of any of the Subsidiaries of the Company; or (v) redeem, purchase or otherwise acquire directly or indirectly any of its capital stock or any instrument or security which consists of or includes a right to acquire such shares;

             (c) the Company shall not, and shall not permit any of its Subsidiaries to, transfer, lease, license, sell, mortgage, pledge, dispose of, or encumber any assets other than in the ordinary and usual course of business and consistent with past practice, provided that such transactions, other than sales of inventory, do not exceed $50,000 per transaction and $250,000 in the aggregate;

             (d) the Company shall not, and shall not permit any of its Subsidiaries to, acquire or publicly propose to acquire or agree to acquire (i) by merging or consolidating with, or by purchasing an equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof or (ii) any assets having a cost in excess of $50,000 individually or $500,000 in the aggregate;

             (e) except in substantial accordance with the historical practice of the Company with respect to persons that are not executive officers or directors of the Company or any of its Subsidiaries, the Company shall not, and shall not permit any of its Subsidiaries to: (i) grant any increase in the non-equity-based compensation payable or to become payable by the Company or any of its Subsidiaries to any of its directors, executive officers or employees or
(A) enter into or adopt any new or (B) amend or otherwise increase, or accelerate the payment or vesting of any benefit or amount payable or to become payable under, any bonus, non-equity-based incentive compensation, deferred compensation, severance, profit sharing, insurance, pension, retirement or other non-equity-based employee benefit plan, or other contract, agreement, commitment, arrangement, plan, trust fund or policy maintained or contributed to or entered into by the Company or any of its Subsidiaries; or (ii) enter into any employment (other than "at will") or severance agreement with or, except in accordance with the written policies of the Company existing on the date hereof, grant any severance or termination pay to any officer, director or employee of the Company or any of its Subsidiaries;

             (f) the Company shall not, and shall not permit any of its Subsidiaries to: grant any increase in the equity-based compensation payable or to become payable by the Company or any of its Subsidiaries to any of its directors, executive officers or employees or (i) enter into or adopt any new or
(ii) amend or otherwise increase, or accelerate the payment or vesting of any benefit or amount payable or to become payable under, any equity-based incentive compensation, stock option, stock purchase or other equity-based employee benefit plan, or other equity-based contract, agreement, commitment, arrangement, plan, trust fund or policy maintained or contributed to or entered into by the Company or any of its Subsidiaries;

             (g) the Company shall not, and shall not permit any of its Subsidiaries to, (i) enter into new contracts, modify, amend, terminate, renew or fail to use reasonable business efforts to renew any contract or agreement to which the Company or any of its Subsidiaries is a party, which is material to the Company and its Subsidiaries taken as a whole and provided that the term of any new contract or any contract modification, amendment or renewal does not exceed twelve months, and, PROVIDED FURTHER, that no loans or advances shall be made or extended to any customer in connection with any such contract, modification, amendment or renewal, or waive, release or assign any material rights or claims therein or (ii) enter into, modify, amend, or renew any contract or agreement if the dollar value of such new contract or agreement, or existing contract or agreement as so amended, modified, or renewed, is or would be in excess of $50,000 (not to exceed $500,000 in the aggregate) or have an initial term (or a renewal or extension term) greater than twelve months;

             (h) the Company shall, and shall cause each of its Subsidiaries to, maintain with insurance companies reasonably believed by the Company to be financially responsible insurance in such amounts and against such risks and losses as are customary for companies engaged in the business of the Company and its Subsidiaries;

             (i) the Company shall not, and shall not permit any of its Subsidiaries to: (i) incur or assume any long-term debt or incur or assume any short-term indebtedness; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person; (iii) make any loans, advances or capital contributions to, or investments in, any other person (other than to wholly owned Subsidiaries of the Company consistent with past practice); or (iv) make any new capital expenditure or expenditures which exceed the amounts budgeted therefor in the 2003 capital expenditure budget for the Company, a copy of which has been provided to the Purchaser;

             (j) the Company shall not, and shall not permit any of its Subsidiaries to, change any of the accounting principles used by it except as required by law, rule, regulation or GAAP;

             (k) the Company shall not, and shall not permit any of its Subsidiaries to, make any material Tax election other than in the ordinary course of business and consistent with past practice, change any material Tax election already made, adopt any material accounting method relating to Taxes, change any material accounting method relating to Taxes unless required by GAAP, settle or compromise any Tax liability in excess of $50,000 arising from or in connection with any single issue or consent to any waiver of the statute of limitations for any such tax liability;

             (l) the Company shall not, and shall not permit any of its Subsidiaries to, pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction of any such claims, liabilities or obligations (i) in the ordinary course of business and consistent with past practice, properly reflected or reserved against in the consolidated financial statements (or the notes thereto) as of and for the fiscal year ended June 30, 2002 of the Company and its consolidated Subsidiaries or (ii) incurred since June 30, 2002 in the ordinary course of business and consistent with past practice; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Company shall be entitled to pay on a timely basis all reasonable, documented fees and expenses related to this Agreement and the transactions contemplated hereby;

             (m) the Company shall not, and shall not permit any of its Subsidiaries to adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries (other than the Merger);

             (n) the Company shall not, and shall not permit any of its Subsidiaries to, amend, renew, terminate or cause to be extended any lease, agreement or arrangement relating to any of its leased properties or enter into any lease, agreement or arrangement with respect to any real property;

             (o) the Company shall, and shall cause each of its Subsidiaries to, use reasonable best efforts to maintain in effect all existing Permits that are material to the operations of the Company or any of its Subsidiaries;

             (p)    subject to the other restrictions set forth in this
SECTION 5.1, the Company shall not, and shall not permit any of its Subsidiaries to, enter into any agreement or arrangement with any of their respective affiliates other than such agreements and arrangements as are entered into in the usual, ordinary and regular course of business and which have been negotiated on an arms-length basis and are no less favorable to the Company or its Subsidiaries than the Company or such Subsidiary would have obtained from an unaffiliated third party, and PROVIDED THAT the Company shall have scheduled such items pursuant to SCHEDULE 3.7 or, if after the date of this Agreement, the Company shall have notified the Purchaser in writing prior to entering into any such affiliate transaction;

             (q) the Company shall not, and shall not permit any of its Subsidiaries to, take, or agree to commit to take, any action that (i) would to the Company's knowledge make any representation or warranty of the Company contained herein inaccurate in any respect at, or as of any time prior to, the Effective Time, (ii) would result in any of the conditions to the consummation of the Merger set forth in ARTICLE VI not being satisfied or (iii) would materially impair the ability of the Company or the Purchaser to consummate the Merger in accordance with the terms hereof or materially delay such consummation; and

             (r) the Company shall not, and shall not permit any of its Subsidiaries to, enter into an agreement, contract, commitment or arrangement to do any of the foregoing, or to authorize, recommend, propose or announce an intention to do any of the foregoing.

     Section 5.2 HSR ACT; FOREIGN ANTITRUST LAWS. The Company and the Purchaser shall, if required, take all reasonable actions necessary to file as soon as practicable following the date hereof notifications under the HSR Act and any foreign antitrust or competition law or regulation and to respond as promptly as practicable to any inquiries received from the Federal Trade Commission or the Antitrust Division of the Department of Justice or any foreign Governmental Entity for additional information or documentation and to respond as promptly as practicable to all inquiries and requests received from any State Attorney General or any other Governmental Entity in connection with antitrust or competition matters.

     Section 5.3 ACCESS TO INFORMATION. Upon reasonable notice, the Company shall (and shall cause each of its Subsidiaries to afford to the officers, employees, accountants, counsel, investment bankers, lenders, consultants, financial advisors and other representatives of the Purchaser, access, during normal business hours during the period prior to the Effective Time, to all its offices, properties, facilities, key personnel, sales representatives, customers, officers, directors, independent accountants, counsel, books, contracts, commitments and records and such financial and operating data as such representatives of the Purchaser may reasonably request, and, during such period, the Company shall (and shall cause each of its Subsidiaries to) furnish or make available promptly to the Purchaser (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws, (ii) all other information concerning its business, properties and personnel as the Purchaser may reasonably request and (iii) copies of all Environmental Reports received by the Company as soon as practicable after the receipt thereof. After the Effective Time, the Company shall provide the Purchaser and such persons as the Purchaser shall designate with all such information, at such time, as the Purchaser shall request. Unless otherwise required by law and until the Effective Time, and except as contemplated by SECTION 5.5 hereof, the Purchaser will hold any such information which is nonpublic in confidence in accordance with the provisions of the Confidentiality Agreement, dated, June 7, 2002, between the Company and TCEP (the "CONFIDENTIALITY AGREEMENT").

     Section 5.4 CONSENTS AND APPROVALS. Each of the Company and the Purchaser will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on it with respect to this Agreement and the transactions contemplated hereby (which actions shall include, without limitation, furnishing all information determined by their respective counsel to be required under the HSR Act and any foreign antitrust or competition law or regulation and in connection with approvals of or filings with any other Governmental Entity) and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or any of their Subsidiaries in connection with this Agreement and the transactions contemplated hereby. Each of the Company and the Purchaser will, and will cause its Subsidiaries to, take all reasonable actions determined by their respective counsel to be necessary to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity or other public or private third party required to be obtained or made by the Purchaser, the Company or any of their Subsidiaries in connection with the Merger or the taking of any action contemplated thereby or by this Agreement.

     Section 5.5 NO SOLICITATION. Neither the Company nor any of its Subsidiaries or affiliates shall (and the Company shall use its best efforts to cause its and each of its Subsidiaries' officers, directors, employees, representatives and agents, including, but not limited to, investment bankers, attorneys and accountants, not to), directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, provide any information to, or enter into any agreement with, any corporation, partnership, person or other entity or group (other than the Purchaser, any of its affiliates or representatives) concerning any merger, business combination, tender offer, exchange offer, sale of assets, sale of shares of capital stock or debt securities or similar transactions involving the Company or any Subsidiary, division or operating or principal business unit of the Company (an "ACQUISITION PROPOSAL"). The Company further agrees that it will immediately cease any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. Notwithstanding the foregoing, prior to the time of the Special Meeting, the Company may, directly or indirectly, provide access and furnish information concerning its business, properties or assets to any corporation, partnership, person or other entity or group pursuant to appropriate confidentiality agreements, and may negotiate and participate in discussions and negotiations with such entity or group if (x) such entity or group has submitted an unsolicited bona fide written proposal to the Board of Directors of the Company relating to any such transaction, (y) the Board of Directors of the Company determines in good faith, after consultation with its independent financial advisor, that such proposal is financially superior to the Merger and fully financed or reasonably capable of being financed, and (z) the Board of Directors of the Company determines in good faith, after consultation with independent legal counsel, that the failure to provide such information or access or to engage in such discussions or negotiations would reasonably be likely to violate their fiduciary duties to the Company's stockholders under applicable law. A proposal meeting all of the criteria in the preceding sentence is referred to herein as a "SUPERIOR PROPOSAL." Nothing contained in this SECTION 5.5 shall prohibit the Company or its Board of Directors from taking and disclosing to the Company's stockholders a position with respect to a tender offer by a third party pursuant to Rules l4d-9 and l4e-2(a) promulgated under the Exchange Act. The Company will immediately notify the Purchaser of any Acquisition Proposal, or if an inquiry is made, will keep the Purchaser fully apprised of all developments with respect to any Acquisition Proposal, will immediately provide to the Purchaser copies of any written materials received by the Company in connection with any Acquisition Proposal, discussion, negotiation or inquiry and the identity of the party making any Acquisition Proposal or inquiry or engaging in such discussion or negotiation. The Company will promptly provide to the Purchaser any non-public information concerning the Company provided to any other party which was not previously provided to the Purchaser. The Company agrees not to release any third party from, or waive any provisions of, any confidentiality or standstill agreement to which the Company is a party. Notwithstanding anything to the contrary contained in this Agreement, except in connection with the valid termination of this Agreement pursuant to
SECTION 7.1(c)(i) hereof, neither the Board of Directors of the Company nor any committee thereof shall (i) withdraw, or modify or change in a manner adverse to the Purchaser, or propose to withdraw, or propose to modify or change in a manner adverse to the Purchaser, the approval or recommendation by such Board of Directors or any such committee of this Agreement or the Merger, (ii) approve or recommend, or propose to approve or recommend, any Acquisition Proposal or
(iii) enter into any agreement with respect to any Acquisition Proposal.

     Section 5.6 BROKERS OR FINDERS. The Company represents, as to itself, its Subsidiaries and its affiliates, that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any brokers' or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement except U.S. Bancorp Piper Jaffray, whose fees and expenses will be paid by the Company in accordance with the Company's agreement with such firm (a copy of which has been delivered by the Company to the Purchaser prior to the date of this Agreement). The Purchaser represents, as to itself, and its affiliates, that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any brokers' or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement. Each of the Purchaser and the Company agrees to indemnify and hold the other harmless from and against any and all claims, liabilities or obligations with respect to any other fees, commissions or expenses asserted by any person on the basis of any act or statement alleged to have been made by such party or its affiliates.

     Section 5.7 ADDITIONAL AGREEMENTS. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, or to remove any injunctions or other impediments or delays, legal or otherwise, to consummate and make effective the Merger and the other transactions contemplated by this Agreement. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of the Company and the Purchaser shall use all reasonable efforts to take, or cause to be taken, all such necessary actions.

     Section 5.8 PUBLICITY. The initial press release with respect to the execution of this Agreement shall be a joint press release acceptable to the Purchaser and the Company. Thereafter, so long as this Agreement is in effect, neither the Company, the Purchaser nor any of their respective affiliates shall issue or cause the publication of any press release or other announcement with respect to the Merger, this Agreement or the other transactions contemplated hereby without the prior consultation of the other party, except as may be required by law or by any listing agreement with a national securities exchange.

     Section 5.9 NOTIFICATION OF CERTAIN MATTERS. The Company shall give prompt notice to the Purchaser, and the Purchaser shall give prompt notice to the Company, of (i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time and (ii) any material failure of the Company or the Purchaser, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; PROVIDED, HOWEVER, that the delivery of any notice pursuant to this SECTION 5.9 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

     Section 5.10   DIRECTORS' AND OFFICERS' INSURANCE AND INDEMNIFICATION.

             (a) For six years after the Effective Time, the Surviving Corporation shall indemnify, defend and hold harmless to the fullest extent permitted under Delaware law the present and former officers and directors of the Company (each an "INDEMNIFIED PARTY") against all losses, claims, damages, liabilities, fees and expenses (including reasonable fees and disbursements of counsel and judgments, fines, losses, claims, liabilities and amounts paid in settlement (provided that any such settlement is effected with the written consent of the Purchaser or the Surviving Corporation)) in connection with any claim, suit, action, proceeding or investigation that is, in whole or in part, based on or arising out of the fact that such person is or was a director, officer, employee or agent of the Company, or a trustee or fiduciary of any plan for the benefit of employees of the Company, and arising out of actions or omissions occurring at or prior to the Effective Time, including the transactions contemplated by this Agreement; PROVIDED, that in the event any claim or claims are asserted or made within such six year period, all rights to indemnification in respect of any such claim or claims shall continue until final disposition of any and all such claims. Without limiting the foregoing, in the event any such Indemnified Party is or becomes involved in any capacity in any action, proceeding or investigation in connection with any matter, including the transactions contemplated by this Agreement, occurring prior to, and including, the Effective Time, the Surviving Corporation will pay as incurred such Indemnified Party's legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith; PROVIDED, HOWEVER, that the Surviving Corporation shall not have any obligation to pay such legal or other expenses under this SECTION 5.10(a) to an Indemnified Party with respect to any matter caused by or resulting from the fraud or willful misconduct of that Indemnified Party.

             (b) For six years after the Effective Time, the Surviving Corporation shall maintain in effect, if available, directors' and officers' liability insurance covering those persons who are currently covered by the Company's directors' and officers' liability insurance policy (a copy of which has been made available to the Purchaser) to the extent that it provides coverage for events occurring on or prior to the Effective Time, on terms that are no less favorable to the terms now applicable to them under the Company's current policies; PROVIDED, HOWEVER, that in no event shall the Surviving Corporation be required to expend more than 150% of the annual premium currently paid by the Company for such coverage; and PROVIDED, FURTHER, that, if the premium for such coverage exceeds such amount, the Surviving Corporation shall purchase a policy with the greatest coverage available for such annual premium.

             (c) This SECTION 5.10 shall survive the consummation of the Merger at the Effective Time, and shall be binding on all successors and assigns of the Surviving Corporation.

     Section 5.11 STATE TAKEOVER LAWS. If Section 203 of the DGCL or any other state takeover statute becomes or is deemed to become applicable to the Company or the Merger, the Company shall take all action necessary to render such statute inapplicable to all of the foregoing.

     Section 5.12 RESIGNATIONS. At or prior to the Effective Time, the Company shall obtain the resignations as of the Effective Time of each director of the Company and, if so requested by the Purchaser, of any officer of the Company and any director or officer of any of Subsidiary of the Company.

     Section 5.13 SEC REPORTS. From the date of this Agreement until the earlier of the termination of this Agreement pursuant to ARTICLE VII or the Effective Time, the Company shall file on a timely basis all forms, reports, schedules, statements and other documents ("SEC REPORTS") required to be filed by it with the SEC under the Exchange Act, the Securities Act and the published rules and regulations of the SEC under either of the foregoing applicable to such SEC Reports, which SEC Reports shall comply in all material respects with the requirements of the Exchange Act, the Securities Act and the published rules and regulations of the SEC thereunder, each as applicable to such SEC Reports.

     Section 5.14 DELISTING. Each of the parties hereto agrees to cooperate with the other party in taking, or causing to be taken, all actions necessary
(i) to delist the Shares from the National Association of Securities Dealers, Inc. Automated Quotation/National Market System and (ii) to terminate the registration of the Shares under the Exchange Act; PROVIDED THAT such delisting and termination shall not be effective until after the Effective Time of the Merger.

     Section 5.15 FINANCIAL STATEMENTS. During the period prior to the Effective Time, the Company shall provide to the Purchaser consolidated monthly financial statements no later than the tenth business day following the end of each calendar month following the date of this Agreement. Further, the Company shall provide, and shall cause its Subsidiaries to provide, all reasonable cooperation in connection with the arrangement of the financing of the Merger including, without limitation, (a) promptly providing to the Purchaser's and the Purchaser's financing sources all material financial information in their possession with respect to the Company and the Transactions as reasonably requested by the Purchaser or the Purchaser's financing sources, including, but not limited to, information and projections prepared by the Company relating to the Company and the Transactions, (b) making the Company's senior officers reasonably available to the Purchaser's financing sources in connection with such financing to reasonably participate in due diligence sessions and to reasonably participate in presentations related to the financing and (c) reasonably assisting in the preparation of one or more appropriate offering documents and assisting the Purchaser's and the Purchaser's financing sources in preparing other appropriate marketing materials, in each case to be used in connection with the financing.

     Section 5.16 EMPLOYEES. The Company shall use its best commercially practicable efforts to (i) retain, and cause its Subsidiaries to retain, all employees of the Company and its Subsidiaries and (ii) encourage the individuals listed on SCHEDULE 6.2(g) to enter into the arrangements referred to in
SECTION 6.2(g).

     Section 5.17 COMPARABILITY OF EMPLOYEE BENEFITS. After the Effective Time, the Surviving Corporation shall provide to individuals who are employees of the Company and its Subsidiaries at the Effective Time and whose employment will continue following the Effective Time, employee benefits that will, in the aggregate, be comparable to those provided by the Company and its Subsidiaries to their employees. Notwithstanding the foregoing, nothing contained herein shall otherwise limit the Surviving Corporation's or any of its Subsidiaries' right to amend, modify or terminate any Benefit Plan or to terminate employment of any employee after the Effective Time.

                                   ARTICLE VI

                                   CONDITIONS

     Section 6.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The obligations of the parties to effect the Merger shall be subject to the satisfaction on or prior to the Effective Time of each of the following conditions:

             (a) STOCKHOLDER APPROVAL. This Agreement and the Merger shall have been approved and adopted by the requisite vote of the holders of Company Common Stock.

             (b) STATUTES; CONSENTS. No suit, action or proceeding shall be threatened or pending, and no statute, rule, order, decree or regulation shall have been enacted or promulgated, by any Governmental Entity of competent jurisdiction which seeks to prohibit or prohibits the consummation of the Merger or seeks to impose or imposes any material limitation or restriction on the ownership or operation of the business of the Surviving Corporation, and all foreign or domestic governmental consents, orders and approvals required for the consummation of the Merger and the transactions contemplated hereby shall have been obtained and shall be in effect at the Effective Time and shall not materially limit or restrict ownership or the operation of the business of the Surviving Corporation.

             (c) INJUNCTIONS. There shall be no order or injunction of a foreign or United States federal or state court or other governmental authority of competent jurisdiction in effect precluding, restraining, enjoining or prohibiting consummation of the Merger or otherwise materially limiting or restricting ownership or the operation of the business of the Surviving Corporation.

             (d) TERMINATION. This Agreement shall not have been terminated in accordance with its terms.

             (e) HSR ACT. Any waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

     Section 6.2 CONDITIONS TO OBLIGATION OF THE PURCHASER. The obligation of the Purchaser to effect the Merger shall be subject to the satisfaction on or prior to the Effective Time, of each of the following additional conditions, unless waived by the Purchaser in writing prior to the Effective Time:

             (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company set forth herein shall be true and correct as of the date of this Agreement and as of the Effective Time except for (i) changes specifically contemplated by this Agreement and (ii) those representations and warranties that address matters only as of a particular date (which shall remain true and correct as of such date) and in each case except where the failure of such representation and warranty to be so true and correct would not have a Company Material Adverse Effect (other than representations and warranties that are already so qualified or that are qualified as to the prevention or delay of the consummation of any of the Transactions and the representations and warranties set forth in SECTION 3.2 and SECTION 3.24, which in each such case shall be true and correct in all material respects).

             (b) COVENANTS AND AGREEMENTS. The Company shall have, in all material respects, performed all obligations and complied with all agreements and covenants required to be performed by it or complied with by it under this Agreement at or prior to the Effective Time.

             (c) CONSENTS. the Purchaser shall have received evidence, in form and substance reasonably satisfactory to it, that all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Entities and other third parties necessary for the consummation of the Transactions have been obtained, all on terms and conditions reasonably satisfactory to the Purchaser.

             (d) DISSENTERS. The holders of not more than 10% of the outstanding Shares shall have demanded appraisal of their Shares in accordance with the DGCL.

             (e) OFFICERS' CERTIFICATE. At the Closing, the Company shall deliver an Officers' Certificate, duly executed by the Company's Chief Executive Officer and Chief Financial Officer and dated as of the Closing Date, stating that the conditions to Closing set forth in SECTIONS 6.2(a) and (b) above have been satisfied.

             (f) CERTIFIED COPIES. At the Closing, the Company shall deliver certified copies of (i) the resolutions duly adopted by the Company's Board of Directors authorizing the execution, delivery and performance of this Agreement and the Transactions, (ii) the resolutions duly adopted by the Company's stockholders approving this Agreement and the Transactions and (iii) the certificate of incorporation and the bylaws of the Company as then in effect immediately prior to the Effective Time.

             (g)    EMPLOYMENT ARRANGEMENTS. Each of the individuals listed on
SCHEDULE 6.2(g) shall have entered into employment, non-solicitation and/or equity arrangements with the Company in form and substance reasonably acceptable to the Purchaser.

             (h) NO INDEBTEDNESS OR LIENS. Immediately prior to the Closing, none of the Company nor any of its Subsidiaries shall have any funded indebtedness or Liens.

             (i)    AMENDED AND RESTATED REAL ESTATE LEASE. The Company,
John E. Meggitt and Dorothy M. Meggitt shall have entered into an amended and restated lease agreement for the property located at 19 West College Avenue, Yardley, Pennsylvania in form substantially the same as that attached hereto as EXHIBIT A.

             (j) NON-COMPETITION AGREEMENT. The Company and John E. Meggitt shall have entered into a non-competition agreement in form and substance reasonably acceptable to the Purchaser.

     Section 6.3 CONDITIONS TO OBLIGATION OF THE COMPANY. The obligation of the Company to effect the Merger shall be subject to the satisfaction, on or prior to the Effective Time, of each of the following additional conditions, unless waived by the Company in writing prior to the Effective Time:

             (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser set forth herein shall be true and correct as of the date of this Agreement and as of the Effective Time except for (i) changes specifically contemplated by this Agreement and (ii) those representations and warranties that address matters only as of a particular date (which shall remain true and correct as of such date) and in each case except where failure of such representation and warranty to be so true and correct would not reasonably be expected to have a Purchaser Material Adverse Effect (other than representations and warranties that are already so qualified as to the prevention or delay of the consummation of any of the Transactions, which in each such case shall be true and correct in all material respects).

             (b) COVENANTS AND AGREEMENTS. The Purchaser shall have, in all material respects, performed all obligations and complied with all agreements and covenants required to be performed by it or complied with by it under this Agreement at or prior to the Effective Time.

             (c) OFFICERS' CERTIFICATE. At the Closing, the Purchaser shall deliver an Officers' Certificate, duly executed by the Purchaser's Chief Executive Officer and Chief Financial Officer and dated as of the Closing Date, stating that the conditions to Closing set forth in SECTIONS 6.3(a) and (b) above have been satisfied.

             (d) CERTIFIED COPIES. At the Closing, the Purchaser shall deliver certified copies of (i) the resolutions duly adopted by the Purchaser's Board of Directors authorizing the execution, delivery and performance of this Agreement and the Transactions, (ii) the resolutions duly adopted by the Purchaser's stockholders approving this Agreement and the Transactions and (iii) the certificate of incorporation and the Bylaws of the Purchaser as then in effect immediately prior to the Effective Time.

                                   ARTICLE VII

                                   TERMINATION

     Section 7.1 TERMINATION. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the Merger contemplated herein may be abandoned at any time prior to the Effective Time, whether before or after stockholder approval thereof:

             (a) By the mutual consent of the Board of Directors of the Purchaser and the Board of Directors of the Company.

             (b) By either of the Board of Directors of the Company or the Board of Directors of the Purchaser if any Governmental Entity shall have issued an order, decree or ruling or taken any other action (which order, decree, ruling or other action the parties hereto shall use their reasonable efforts to lift), in each case, permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable; PROVIDED, HOWEVER, that the right to terminate this Agreement pursuant to this SECTION 7.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the primary cause of, or resulted in, the issuance of such order, decree or ruling, or the taking of such action.

             (c)    By the Board of Directors of the Company:

                    (i) if, prior to the Effective Time, the Board of Directors of the Company shall have withdrawn, or modified or changed in a manner adverse to the Purchaser, its approval or recommendation of this Agreement or the Merger in order to approve and permit the Company to execute a definitive agreement providing for a Superior Proposal; provided that (A) at least five (5) business days prior to terminating this Agreement pursuant to this SECTION 7.1(c)(i) the Company has provided the Purchaser with written notice advising the Purchaser that the Board of Directors of the Company has received a Superior Proposal that it intends to accept, specifying the material terms and conditions of such Superior Proposal and identifying the person making such Superior Proposal and (B) the Company shall have caused its financial and legal advisors to negotiate in good faith with the Purchaser to make such adjustments in the terms and conditions of this Agreement as would enable the Company to proceed with the transactions contemplated herein on such adjusted terms; and FURTHER PROVIDED THAT simultaneously with any termination of this Agreement pursuant to this
         SECTION 7.1(c)(i), the Company shall pay to the Purchaser the Termination Fee (as defined in SECTION 8.1(b) hereof); or

                    (ii) if there has been a breach of any representation, warranty, covenant or agreement on the part of the Purchaser set forth in this Agreement such that any of the conditions set forth in SECTION
         6.1 or SECTION 6.3 would not be satisfied and such breach is not cured within thirty days after the Company's written notification to the Purchaser of the occurrence of such breach and is incapable of being cured prior to March 31, 2003.

             (d)    By the Board of Directors of the Purchaser:

                    (i) if prior to the Effective Time, the Board of Directors of the Company shall have withdrawn, or modified or changed in a manner adverse to the Purchaser, its approval or recommendation of this Agreement or the Merger or shall have recommended an Acquisition Proposal or offer, or shall have executed an agreement in principle (or similar agreement) or definitive agreement providing for a tender offer or exchange offer for any shares of capital stock of the Company, or a merger, consolidation or other business combination with a person or entity other than the Purchaser or its affiliates (or the Board of Directors of the Company resolves to do any of the foregoing);

                    (ii) if it shall have been publicly disclosed or the Purchaser shall have otherwise learned that any person, entity or "group" (as defined in Section 13(d)(3) of the Exchange Act), other than the Purchaser or its affiliates or any group of which any of them is a member, shall have acquired beneficial ownership (determined pursuant to Rule 13d-3 promulgated under the Exchange Act) of more than 14.9% of any class or series of capital stock of the Company (including the Shares) (or any person beneficially owning in excess of 14.9% of any class or series of capital stock of the Company (including the Shares) on the date of the Agreement shall increase such person's beneficial ownership by 1% or more in excess of such beneficial ownership as reported in an SEC filing publicly filed prior to the date of this Agreement), through the acquisition of stock, the formation of a group or otherwise, or shall have been granted an option, right or warrant, conditional or otherwise, to acquire beneficial ownership of more than 14.9% of any class or series of capital stock of the Company (including the Shares) or any person or group shall have entered into a definitive agreement or agreement in principle with the Company with respect to a merger, consolidation or other business combination with the Company;

                    (iii) if there shall have occurred any events or changes which have had or which are reasonably anticipated to have or constitute, individually or in the aggregate, a Company Material Adverse Effect;

                    (iv) if there shall have occurred (A) any general suspension of trading in, or limitation on prices for, securities on the New York Stock Exchange for a period in excess of three hours (excluding suspensions or limitations resulting solely from physical damage or interference with such exchanges not related to market conditions) and such event is reasonably anticipated to result in a Company Material Adverse Effect, (B) a general declaration of a banking moratorium or any suspension of payments in respect of banks in the United States (whether or not mandatory), (C) a commencement of a war, armed hostilities or other international or national calamity directly or indirectly involving the United States and such event is reasonably anticipated to result in a Company Material Adverse Effect, (D) any limitation or proposed limitation (whether or not mandatory) by any foreign or United States governmental authority or agency that has a material adverse effect generally on the extension of credit by banks or other financial institutions and which is reasonably anticipated to have a material adverse effect on the ability of the Purchaser to obtain any financing relating to the transactions contemplated by this Agreement, (E) any change in general financial, bank or capital market conditions which has a material adverse effect on the ability of financial institutions in the United States to extend credit or syndicate loans and which is reasonably anticipated to have a material adverse effect on the ability of the Purchaser to obtain any financing relating to the transactions contemplated by this Agreement or (F) any decline in either the Dow Jones Industrial Average or the Standard & Poor's Index of 500 Industrial Companies by an amount in excess of 15% measured from the close of business on the date of this Agreement and such event is reasonably anticipated to result in a Company Material Adverse Effect; or

                    (v) if there has been a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement such that any of the conditions set forth in SECTION 6.1 or SECTION 6.2 would not be satisfied and such breach is not cured within thirty days after the Purchaser's written notification to the Company of the occurrence of such breach and is incapable of being cured prior to March 31, 2003.

     Section 7.2 EFFECT OF TERMINATION. In the event of the termination of this Agreement as provided in SECTION 7.1 hereof, written notice thereof shall forthwith be given to the other party or parties specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void, except for the third sentence of SECTION 5.3 and all of
ARTICLE VIII, each of which shall survive such termination, and there shall be no liability on the part of the Purchaser or the Company except (a) for fraud or for willful material breach of this Agreement and (b) as set forth in this
SECTION 7.2 and SECTION 8.1.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     Section 8.1    FEES AND EXPENSES.

             (a)    Except as contemplated by this Agreement, including
Sections 8.1(b) and 8.1(c) hereof, all costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such expenses.

             (b) If (i) the Board of Directors of the Company shall terminate this Agreement pursuant to SECTION 7.1(c)(i) hereof, (ii) the Board of Directors of the Purchaser shall terminate this Agreement pursuant to SECTION 7.1(d)(i),
(iii) both (A) the Board of Directors of the Purchaser shall terminate this Agreement pursuant to SECTION 7.1(d)(ii) hereof and (B) at the time of such termination or prior to the Special Meeting there shall have been an Acquisition

Proposal with respect to the Company (whether or not such offer shall have been rejected or shall have been withdrawn prior to the time of such termination or of the Special Meeting), or (iv) both (A) the Board of Directors of the Purchaser shall terminate this Agreement pursuant to SECTION 7.1(d)(ii) hereof and (B) within 12 months after termination of this Agreement the Company shall have entered into an agreement with respect to, or consummated, an Acquisition Proposal, then in any such case as described in clause (i), (ii), (iii) or (iv) (each such case of termination being referred to as a "TRIGGER EVENT"), the Company shall pay to the Purchaser (simultaneously with such termination of this Agreement in the case of a Trigger Event of the type described in clause (i), not later than one business day after such termination of this Agreement in the case of a Trigger Event of the type described in clause (ii) or (iii), or not later than one business day after entering into an agreement with respect to, or consummating, an Acquisition Proposal, in the case of a Trigger Event of the type described in clause (iv)) an amount equal to $3,000,000 (the "TERMINATION FEE").

             (c) Upon the termination of this Agreement due to the occurrence of a Trigger Event, the Company agrees that, in addition to the payment of the Termination Fee provided for in SECTION 8.1(b) hereof, it shall at the time of payment of the Termination Fee as required by SECTION 8.1(b) hereof, reimburse the Purchaser for up to $375,000 of actual, documented and reasonable out-of-pocket expenses incurred, or to be incurred by the Purchaser and its affiliates (including the fees and expenses of legal counsel, accountants, financial advisors, other consultants, financial printers and financing sources) ("EXPENSES") in connection with the Merger and the consummation of the transactions contemplated by this Agreement.

             (d) the Purchaser and the Company agree that the agreements contained in SECTION 8.1(b) and (c) are an integral part of the transactions contemplated by this Agreement and constitute liquidated damages and not a penalty. If the Company fails to promptly pay any amounts due under such
SECTION 8.1(b) and (c), it shall pay the costs and expenses (including legal fees and expenses) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on any unpaid amounts, at the prime rate as published in the WALL STREET JOURNAL, from the date such amount was required to be paid.

     Section 8.2 AMENDMENT AND MODIFICATION. Subject to applicable law, this Agreement may be amended, modified and supplemented in any and all respects, whether before or after any vote of the stockholders of the Company contemplated hereby, by written agreement of the parties hereto, by action taken by their respective Boards of Directors, at any time prior to the Closing Date with respect to any of the terms contained herein; PROVIDED, HOWEVER, that after the approval of this Agreement by the stockholders of the Company, no such amendment, modification or supplement shall reduce or change the Merger Consideration.

     Section 8.3 NONSURVIVAL OF REPRESENTATIONS AND WARRANTIES. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time. This SECTION 8.3 shall not limit any covenant or agreement of the parties hereto which by its terms contemplates performance after the Effective Time.

     Section 8.4 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by an overnight courier service, such as Federal Express, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

             (a)    if to the Purchaser, to:

                    XXI Merger Corp.
                    c/o Thoma Cressey Equity Partners
                    One Embarcadero Center, Suite 2930
                    San Francisco, CA 94111
                    Attention:  Orlando Bravo
                    Telephone No.:  (415) 263-3660
                    Telecopy No.:  (415) 392-6480

                    with a copy to:

                    LLR Partners Inc.
                    1811 Chestnut Street, Suite 700
                    Philadelphia, PA 19103
                    Attention: Mitchell L. Hollin
                    Telephone No.:  (215) 717-2910
                    Telecopy No.:  (215) 717-2270

                    and a copy to:

                    Kirkland & Ellis
                    200 East Randolph Drive
                    Chicago, IL  60601
                    Attention: Kevin R. Evanich, P.C.
                               Gerald T. Nowak
                    Telephone No.:  (312) 861-2000
                    Telecopy No.:  (312) 861-2200

                    and

             (b)    if to the Company, to:

                    Prophet 21, Inc.
                    19 West College Avenue
                    Yardley, PA 19067
                    Attention:  John E. Meggitt
                    Telephone No.:  (215) 493-8900
                    Telecopy No.:  (215) 321-8008
                    with a copy to:

                    Morgan Lewis & Bockius, LLP
                    1701 Market Street
                    Philadelphia, PA 19103-2921
                    Telephone No.: (215) 963-5000
                    Telecopy No.:  (215) 963-5299
                    Attention:  Steve Goodman
                                Justin W. Chairman

     Section 8.5 INTERPRETATION. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation". The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available. As used in this Agreement, the term "affiliate(s)" shall have the meaning set forth in Rule l2b-2 of the Exchange Act. The term "knowledge" means, with respect to the Company, actual knowledge of the persons named on SCHEDULE 8.5 hereto or such knowledge that such persons should have had in the performance of their duties.

     Section 8.6 WAIVERS. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     Section 8.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     Section 8.8 ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. This Agreement (including the documents and the instruments referred to herein): (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) except as provided in SECTION 5.10 hereof, is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     Section 8.9 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     Section 8.10 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

     Section 8.11 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that the Purchaser may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to the Purchaser or to any direct or indirect wholly owned Subsidiary of the Purchaser. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     Section 8.12 HEADINGS. The Article, Section and paragraph headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     Section 8.13 SPECIFIC PERFORMANCE. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto
(a) will waive, in any action for specific performance, the defense of adequacy of a remedy at law and (b) shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to compel specific performance of this Agreement in any action instituted in a court of competent jurisdiction.


                                      *****

         IN WITNESS WHEREOF, the Purchaser and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.


                                           XXI MERGER CORP.


                                           By:   /s/ ORLANDO BRAVO
                                                --------------------------------
                                                 Name: Orlando Bravo
                                                 Title:


                                           PROPHET 21, INC.


                                           By:    /s/ JOHN E. MEGGITT, PH.D.
                                                --------------------------------
                                                  Name: John E. Meggitt, Ph.D.
                                                  Title: Chairman of the Board

                                    EXHIBIT A

                      AMENDED AND RESTATED LEASE AGREEMENT

         THIS AMENDED AND RESTATED LEASE AGREEMENT ("Lease") is made as of the _____ day of November, 2002, by and between John E. Meggitt and Dorothy Meggitt, both individuals having an address of 5950 Pidcock Creek Road, New Hope, Pennsylvania 18938 (hereinafter collectively referred to as "Landlord") and Prophet 21 New Jersey, Inc., a New Jersey corporation (the "Tenant," formerly known as Prophet 21, Inc.), having an address of 19 West College Avenue, Yardley, Pennsylvania 19067.

                               STATEMENT OF FACTS

     A. Landlord is the owner of all those lands and premises situated in the Borough of Yardley, Bucks County, Pennsylvania, commonly known as 19 West College Avenue, Yardley, Bucks County, Pennsylvania, consisting of ten (10) acres, more or less (the "Real Estate") more particularly described on the metes and bounds legal description which is attached hereto, made a part hereof, and labeled Exhibit "A", and a certain building and other structures situate thereon (collectively, the "Improvements").

     B. The Real Estate and the Improvements shall hereinafter be collectively be referred to as the "Leased Premises".

     C. Landlord and Tenant were parties to a certain Lease Agreement, dated August 21, 1987, a certain Amended Lease dated February 29, 1988, as amended March 10, 1990, a certain Lease Agreement dated July 1, 1993, and a certain Lease Agreement dated July 1, 1998 (collectively, the "Prior Agreements").

     D. Landlord desires to lease the Leased Premises to Tenant, and Tenant desires to lease the Leased Premises, upon the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the rents and the mutual covenants and conditions hereinafter set forth, Landlord and Tenant, intending to be legally bound, hereby agree as follows:

     1. TERMINATION OF PRIOR AGREEMENTS. The Prior Agreements are hereby terminated, rendered null and void, and of no further force or effect, and the Landlord and Tenant shall have no further liability to each other with respect thereto.

     2. PREMISES. Landlord hereby demises and leases to Tenant and Tenant hereby hires and rents, subject to the terms and conditions hereof, from Landlord, the Leased Premises together with all rights, privileges, tenements, hereditaments, easements and appurtenances belonging or appertaining thereto, to have and hold unto Tenant, subject to the covenants and conditions contained herein which Landlord and Tenant respectively agree to keep and perform.

     3. TERM. The initial term of this Lease shall be for a period of five (5) years, commencing as of the date hereof (the "Commencement Date") and terminating on the last day of the calendar month that is five (5) years after the Commencement Date. Landlord hereby grants to Tenant one (1) option to extend the term of this Lease on the same terms, conditions and provisions as contained in this Lease, except as otherwise provided herein, for a period of two (2) years after the expiration of the initial term (the "Extension Period"), which Extension Period shall commence immediately upon the expiration of the initial term. In order to exercise its option to renew this Lease for the Extension Period Tenant shall give Landlord notice of such exercise at least six (6) months prior to the expiration of the initial term.

     4.   POSSESSION.

          4.1 Tenant shall be entitled to continued possession of the Leased Premises to be used and occupied for any lawful purpose (including, but not limited to, activities incident to the Tenant's business of selling computer systems) as of the Commencement Date, and shall surrender possession of the Leased Premises at the expiration of the Lease Term as herein provided. Tenant agrees to give up quiet and peaceable possession of the Leased Premises, in the condition in which it is required to be kept under this Lease, at the end of the term, without further notice from Landlord.

          4.2 Tenant, its employees, agents and invitees, shall comply with all reasonable rules and regulations adopted by Landlord that do not materially interfere with Tenant's use of the Leased Premises, as permitted under this Lease. Landlord upon submitting prior written notice to Tenant may from time to time adopt reasonable changes or additions to such rules and regulations, provided that, such changes and additions do not conflict with Tenant's current use of the Leased Premises. All such rules and regulations shall be applied by Landlord in a nondiscriminatory manner to all tenants and invitees. Any such rules and/or regulations shall go into effect thirty (30) days after receipt thereof in writing by Tenant.

          4.3 Tenant shall use the Leased Premises only for office, warehouse and shipping operations in connection with its business as a seller of computer systems and, subject to Landlord's consent, which shall not be unreasonably withheld or delayed, Tenant may use the Leased Premises for any lawful purpose reasonably related to the activities of the business.

     5.   BASE RENT.

          5.1 Base rent for the period commencing on the Commencement Date and ending June 30, 2003 shall be computed at the rate of Four Hundred Eighty Nine Thousand Six Hundred and 00/100 Dollars ($489,600.00) per year and shall be payable in consecutive, successive, and equal monthly installments of Forty Thousand Eight Hundred and 00/100 Dollars (40,800.00) each. If the Commencement Date shall be a day other than the first day of a calendar month, then Tenant shall pay, upon the Commencement Date, an amount equal to the applicable monthly installment of rent multiplied by a fraction the numerator of which shall be the number of days remaining in the month, including and after the Commencement Date, and the denominator of which shall be the number of days in the month.

          5.2 The annual base rent shall be increased on each July 1st of the Term (including the Extension Period) by an annual amount of Fourteen Thousand Four Hundred and 00/100 Dollars ($14,400.00) above the annual base rent in effect for the previous year of the initial term or Extension Period, if applicable, payable in monthly increases of One Thousand Two Hundred and 00/100 Dollars ($1,200.00).

          5.3 All payments of annual base rent shall be paid on the first (lst) day of each month in advance in equal, consecutive, and successive installments at the address of Landlord set forth herein or such other place as Landlord may designate by written notice to Tenant.

     6. ADDITIONAL RENT. Tenant shall pay as rent in addition to the annual base rent herein reserved any and all sums which may become due by reason of the obligations imposed on the Tenant under the terms of this Lease. Base rent and additional rent are herein together referred to as "Rent".

     7. PAYMENT BY TENANT. Tenant shall pay, without demand, the rent and all other charges herein reserved as rent on the days and times and at the place that the same are made payable, without fail, and if Landlord shall at any time or times accept said rent or rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Landlord's rights. Upon and during the continuance of an Event of Default (as hereinafter defined), any charge or payment herein reserved, included or agreed to be treated or collected as rent and/or any other charges or taxes, expenses, or costs herein agreed to be paid by Tenant may be proceeded for and recovered by Landlord by distraint or other process in the same manner as rent due and in arrears, provided however, that Tenant has received notice of default, and Tenant has failed to cure such default within the applicable cure period provided for in this Lease.

     8. OBLIGATIONS OF LANDLORD. Landlord, at its sole cost, shall be responsible only for the following matters and expenses with respect to the Leased Premises during the Lease Term:

          (a) provide fuel oil sufficient to operate the fuel oil fired heating system of the Leased Premises for the periods commencing on October 1 and terminating on May 31;

          (b) major repair and replacement, if necessary, of the roof deck, foundation, structural and load-bearing portion of the building, sidewalks and parking areas within the Leased Premises;

          (c) replace, if necessary, major components of the plumbing system, electrical system, the utility lines and connections to the Leased Premises, and the sprinkler mains, if any;

          (d) repair and replace, if necessary, the major parts of the HVAC system;

          (e) provide reasonably prompt and efficient snow removal for the parking areas of the Leased Premises, and provide cindering of the entrance drive of the Leased Premises, as necessary;

          (f) pay for the cost of municipal water and sanitary sewage disposal for the Leased Premises; and

          (g) perform landscape maintenance as needed in Landlord's reasonable judgment.

     9. SERVICES, TAXES AND COSTS TO BE PAID FOR BY TENANT. Tenant shall be responsible for the following with respect to the Leased Premises during the Lease Term, and for all costs, expenses, interest and penalty charges associated therewith:

          (a) All real estate taxes, county, township, school, general assessments, and Tenant's share of special assessments as provided below, (hereinafter, "REAL ESTATE TAXES") assessed or levied against the Leased Premises, based on the per diem rate for the year. The amount owed by Tenant shall be paid to Landlord within thirty (30) days after the date on which Landlord has supplied Tenant with a bill for each tax, assessment and charge, but no more than ten (10) days prior to the date Landlord is required to pay said Real Estate Taxes. Any special assessments levied against the Leased Premises shall be deemed to relate to public improvements having a useful life of twenty (20) years. As Tenant's share of such special assessments, Tenant shall pay to Landlord each year during the Term and any Extension Period an amount equal to one-twentieth (1/20) of any such special assessment.

          (b) All personal property taxes, or other governmental assessments or taxes, assessed on account of Tenant's personal property or on account of any equipment located in, or affixed to, the Leased Premises.

          (c) Janitorial services within the interior of the Leased Premises including, but not limited to, the walls, floors, ceilings, carpets, windows and closets, and for the removal from the Leased Premises of garbage and any other refuse or solid waste including the cost of maintaining a dumpster or other similar receptacle, including acquiring and maintaining any receptacles, bins or containers to facilitate recycling.

          (d) Except as specifically set forth herein as an obligation of Landlord, all electric utility costs and costs relating to the maintenance and operation of the electrical system of the Leased Premises, including all charges for electricity used in connection with cooling and heating of the Leased Premises.

          (e) Except as specifically set forth herein as an obligation of Landlord, all general maintenance and upkeep of the Leased Premises, including the repair of the electrical, heating, sanitary, air conditioning and plumbing systems and equipment, appliances, minor roof repairs, maintenance of sidewalks and the parking areas of the Leased Premises. All maintenance and repairs by Tenant shall be made in a first class, workmanlike manner by personnel or contractors previously approved by Landlord, whose approval shall not be unreasonably withheld or delayed. Tenant shall require its personnel and contractors to comply with all building standards, code standards, and other reasonable requirements of Landlord

          (f) Making such alterations and improvements as Tenant shall undertake and as shall be approved by Landlord pursuant to Paragraph 17 hereof.

          (g) Compliance with all statutes, ordinances, rules, orders, regulations and requirements of the federal, state and municipal government and any and all of their departments or bureaus relating to Tenant's operations on the Leased Premises.

          Neither Landlord nor Tenant shall cause liens of any kind (whether for materials, wages, labor or services) to be placed against the Leased Premises. If any such liens are filed, against the Leased Premises, the responsible party shall, within thirty (30) days after notice of filing thereof, cause the same to be discharged of record by payment, deposit or bond.

     10. RIGHT TO CONTEST. Tenant shall have the right to contest, by legal proceeding, or by such other manner as Tenant shall reasonably deem suitable, the validity or amount of any sum which Tenant is obligated to pay under PARAGRAPH 9 herein, provided that such contest shall be free of any expense to Landlord. Landlord agrees to cooperate in any such contest and execute all documents reasonably required in connection therewith.

     11.  CONDITION OF LEASED PREMISES AND REPAIRS.

          11.1 Tenant has examined the Leased Premises and accepts the Leased Premises in its present condition; provided, however, that Tenant shall, during the Term of this Lease, have the right to report to Landlord any latent defects which are in need of repair based upon the obligation of Landlord to do work to the structural and exterior elements of the Leased Premises as set forth in PARAGRAPH 8.

          11.2 Except as specifically set forth herein as an obligation of Landlord, Tenant shall take good care of the Leased Premises and the fixtures and appurtenances thereto, and shall take necessary action to ensure that the Leased Premises shall suffer no waste or injury. Tenant shall further make all minor repairs to the Leased Premises, keeping the Leased Premises generally in good repair, order and condition, reasonable wear and tear excepted, and , at the end of the Lease Term, Tenant shall vacate and surrender the same to Landlord broom clean, free of debris, and in good order and condition, reasonable wear and tear excepted. In addition, at the end of the Lease Term, Tenant shall deliver to Landlord all keys and entry devices to the Leased Premises.

          11.3 If any repairs and replacements are necessitated by the negligence of Tenant, Tenant shall promptly reimburse Landlord for the repair and replacement costs incurred, subject to any insurance proceeds received by Landlord. Landlord shall use its best efforts to incur only reasonable costs in connection with any repair or replacement to the Leased Premises for which Tenant is obligated to reimburse Landlord. Landlord shall not be liable for any injury to or interference with Tenant's business arising from the performance of any repairs, maintenance or improvements in or to the Leased Premises or to any appurtenances or equipment therein; provided however, that Landlord shall perform all such work with due diligence and in a manner so as to minimize interference with Tenant's business.

          11.4 Tenant shall not use any machinery or equipment at the Leased Premises which produces excessive noise, vibration, odors or fumes without the written consent of the Landlord, which consent shall not be unreasonably withheld or delayed. Landlord hereby acknowledges that such machinery and equipment at the Leased Premises as of the Commencement Date as operated as of the Commencement Date do not produce excessive noise, vibrations, odors or fumes.

          11.5 Tenant shall not do or permit to be done any act, or bring or permit to be brought any material onto the Leased Premises, which shall be deemed to be a fire hazard by any federal, state, or local law, statute, ordinance or regulation, other than fuel oil. Landlord hereby acknowledges that such materials and the operation of the current business on the Leased Premises as of the Commencement Date as operated as of the Commencement Date do not, to Landlord's knowledge, constitute a fire hazard by any federal, state, or local law, statute, ordinance or regulation, other than fuel oil.

     12. COMPLIANCE WITH LAWS. To the extent applicable to Tenant's use of and business operations on the Premises, Tenant shall comply with: (i) all statutes, ordinances, rules, orders, regulations and requirements of the federal, state and local government and of any and all of their departments and bureaus having jurisdiction of the Leased Premises, for the correction, prevention and abatement of nuisances, violations or other grievances, in, upon or connected with the Leased Premises during the Lease Term, (ii) with all rules, orders, and regulations of the Board of Fire Underwriters, or any other similar body, for the prevention of fires, at Tenant's own cost and expense. To the extent applicable generally to the Leased Premises or the ownership thereof, Landlord shall comply or cause the Leased Premises to comply with the foregoing. Landlord represents that to its best knowledge, there are no notices of outstanding violations applicable to the Leased Premises.

     13. ENVIRONMENTAL. "Environmental Laws" means all federal, state and local statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law concerning pollution or protection of the environment and the exposure of persons or natural resources to hazardous substances, pollutants, contaminants, wastes, noise, odor or radiation.

          "Hazardous Materials" means:

          (a) any material or substance: (i) which is defined or becomes defined as a "hazardous substance," "hazardous waste," "infectious waste," "chemical mixture or substance," or "air pollutant" under Environmental Laws;
(ii) containing petroleum, crude oil or any fraction thereof which is liquid at standard conditions of temperature and pressure; (iii) containing polychlorinated biphenyls (PCBs); (iv) containing asbestos; or (v) which is radioactive; or

          (b) any other pollutant or contaminant or hazardous, toxic, flammable or dangerous chemical, waste, material or substance, as all such terms are used in their broadest sense, and defined, regulated or to become regulated by Environmental Laws, or which cause a nuisance upon or waste to the Leased Premises.

          "Handle," "handled," or "handling" shall mean any installation, handling, generation, storage, treatment, use, disposal, discharge, release, manufacture, refinement, presence, migration, emission, abatement, removal, transportation, or any other activity of any type in connection with or involving Hazardous Materials.

          No Hazardous Materials shall be handled, upon, about, above or beneath the Leased Premises or any portion thereof by or on behalf of Tenant, its subtenants or its assignees, or their respective contractors, clients, officers, directors, employees, agents, or invitees except by express written permission and consent of the Landlord. Any such Hazardous Materials so handled shall be known as Tenant's Hazardous Materials. Notwithstanding the foregoing, normal quantities of those Hazardous Materials customarily used in the conduct of general administrative and executive office activities (e.g., copier fluids and cleaning supplies) may be used and stored on the Leased Premises without Landlord's prior written consent, but only in compliance in all material respects with all applicable Environmental Laws as defined herein.

          Notwithstanding the obligation of Tenant to indemnify Landlord pursuant to this Lease, Tenant shall, at its sole cost and expense, promptly take all actions required by any federal, state or local governmental agency or political subdivision, which requirements arise from the Tenant's handling of Tenant's Hazardous Materials upon, about, above or beneath the Leased Premises. Such actions shall include, but not be limited to, the preparation of any feasibility studies or reports and the performance of any cleanup, remedial, removal or restoration work. Tenant shall take all actions necessary to restore, in all material respects, the Leased Premises to the condition existing prior to the introduction of Tenant's Hazardous Materials, notwithstanding any less stringent standards or remediation allowable under applicable Environmental Laws. Tenant shall nevertheless obtain Landlord's written approval prior to undertaking any actions required by this paragraph, which approval shall not be unreasonably withheld or delayed so long as such actions would not potentially have a material adverse effect on the Leased Premises.

          Notwithstanding anything contained herein to the contrary, Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all suits, actions, damages, liabilities, and expenses, including reasonable attorneys fees, arising out of the Tenant's handling of Tenant's Hazardous Materials.

          Notwithstanding anything contained herein to the contrary, Landlord shall indemnify, defend, and hold Tenant harmless from and against any and all suits, actions, damages, liabilities, and expenses, including reasonable attorneys fees, arising out of the handling of any Hazardous Materials upon, about, above or beneath the Leased Premises or any portion thereof prior to the date of this Lease, or not handled by or on behalf of Tenant, its subtenants or its assignees, or their respective contractors, clients, officers, directors, employees, agents, or invitees.

     14.  INSURANCE OBLIGATIONS.

          14.1 Tenant shall insure, at its own expense, all of its own equipment and other personal property situate on the Leased Premises and shall also carry commercial general liability coverage for Tenant and Landlord in a policy amount of at least Two Million Dollars ($2,000,000.00) [SUBJECT TO BROKER REVIEW], and with umbrella liability coverage in an amount of at least Five Million Dollars ($5,000,000.00) [SUBJECT TO BROKER REVIEW], with deductibles which are reasonable and consistent with commercial practice in similar circumstances. A certificate of insurance stating the coverages obtained by Tenant shall be provided to Landlord within thirty (30) days of the date of this Lease, and thereafter on each yearly anniversary date of the date of this Lease. The certificate will indicate that coverages are provided by a reputable and responsible insurance company licensed to do business in the Commonwealth of

Pennsylvania. The certificate will stipulate that the insurer will give Landlord at least thirty (30) days advance written notice of any impending cancellation or imposition of a major change in such policy.

          14.2 Tenant shall obtain fire and extended coverage insurance on all leasehold improvements on the Leased Premises, including, but not limited to, all of Tenant's equipment, trade fixtures, appliances, furniture, furnishings and personal property in or about the Leased Premises. Such insurance shall include an all-risk legal liability endorsement to cover property damage for which Tenant is responsible.

          14.3 Notwithstanding anything to the contrary provided elsewhere in this Lease, Landlord and Tenant each hereby release the other, and their respective officers, directors, employees and agents from liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to the property of the other party, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible. Landlord and Tenant each agree that any insurance policy covering the Leased Premises will include such a clause or endorsement.

          14.4 Landlord hereby agrees to carry such fire and casualty insurance on the buildings located on the Leased Premises in such amounts and coverage as Landlord has historically carried with respect to the Leased Premises, which policy amounts, limits, deductibles and coverage are described on Exhibit ___ to this Lease. Landlord shall obtain such coverage from the insurance carrier described on Exhibit ____. Subject to Tenant's consent, which shall not be unreasonably withheld or delayed, Landlord may elect to obtain such insurance coverage from a different carrier. Tenant shall reimburse Landlord for the cost of such insurance within ten (10) days following receipt of Landlord's bill therefor (the "Insurance Charge"). Landlord, upon request, shall furnish Tenant a certificate of such Landlord's fire and casualty insurance. Notwithstanding the foregoing, Landlord may carry insurance coverage in excess of that described on Exhibit ___, provided that Landlord bears the additional expense incurred thereby.

     15.  LIABILITY AND INDEMNIFICATION.

          15.1 During the Lease Term, Landlord, including Landlord's officers, directors, employees, servants, invitees, licensees and agents, shall not be liable for any injury or damage to person or property occurring by reason of any existing or future condition or latent defect in the Leased Premises including, but not limited to, any mechanical or electrical equipment wiring or appurtenances being out of repair, any damage or impairment of parking facilities, curbs, walks or lawns, injury or damage resulting from falling plaster, steam, gas, electricity, water, rain or snow which may leak from any part of the Improvements or from pipes, appliances or plumbing work of the same, or from the outside or subsurface or from any other place, or by dampness or any other cause of whatever nature, or by fire, explosion, collapse or broken glass, or bursting, leaking or running of any basin, tank, tub, wastepipe, gutter, or downspout, nor shall Landlord, or its agents, be liable for any such damage caused by other tenants, if any, or persons in the Improvements, or caused by vandalism or malicious mischief; provided, however, that nothing herein shall relieve Landlord from liability caused by Landlord's negligence or willful misconduct.

          15.2 Landlord hereby indemnifies and holds Tenant harmless from and against any and all claims, demands, liabilities and expenses, including attorneys' fees, arising from actions or from any act permitted, or any omission to act, in or about the Leased Premises by Landlord or its agents, employees, contractors, or invitees, or from any breach or default by Landlord of this Lease, except to the extent caused by Tenant's negligence or willful misconduct. In the event any action or proceeding shall be brought against Tenant by reason of any such claim, Landlord shall defend the same at Landlord's expense by counsel reasonably satisfactory to Tenant.

          15.3 Tenant hereby indemnifies and holds Landlord harmless from and against any and all claims, demands, liabilities and expenses, including attorneys' fees, arising from actions or from any act permitted, or any omission to act, in or about the Leased Premises by Tenant or its agents, employees, contractors, or invitees, or from any breach or default by Tenant of this Lease, except to the extent caused by Landlord's negligence or willful misconduct. In the event any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant shall defend the same at Landlord's expense by counsel reasonably satisfactory to Landlord.

     16. ASSIGNMENT AND SUBLETTING. Tenant shall not assign this Lease or sublet the Leased Premises, or any interest herein or therein, or allow others to use or occupy the Leased Premises without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. For purposes of clarity, a change of control or ownership of Tenant shall not be deemed an assignment hereunder.

     17. ALTERATIONS AND IMPROVEMENTS. Tenant shall make no alterations, additions or improvements to the Leased Premises without the written consent of Landlord, which consent shall not be unreasonably withheld or delayed; provided, however, that Tenant shall be permitted to make interior nonstructural alterations, additions, and improvements costing less than $200,000.00 without Landlord's prior consent.

          17.1 All such work shall be carried on at Tenant's cost, and in a first class, workmanlike manner in accordance with building standards and other reasonable requirements of Landlord and in compliance with all governmental orders, regulations and permits. Such work shall be performed by responsible contractors, approved by Landlord who will, prior to commencement of work, submit satisfactory proof of insurance coverage naming Landlord as an additional insured and file with the Prothonotary of Bucks County a waiver of liens with respect to all labor and materials to be furnished in connection with such work by the contractor and its subcontractors and materialmen.

          17.2 Following completion of such alterations, additions or improvements (hereinafter "TENANT'S Improvements") by Tenant, Tenant shall have ownership of such Improvements, and thus, the right to depreciate such Improvements.

          17.3 Tenant, with the prior written consent of Landlord (which consent shall not be unreasonably withheld or delayed), may remove any alterations, additions, trade fixtures, improvements, appliances or equipment installed by Tenant which can be removed without damage to or leaving incomplete the Leased Premises. Landlord may direct Tenant at the end of the Lease Term or upon the earlier termination of this Lease, and whether or not Tenant is in default hereunder, to remove all alterations, additions, improvements, trade fixtures, appliances or other personal property brought into or placed about the Leased Premises by Tenant or constructed or installed therein by Tenant (including but not limited to, partitions, cabinets, shelving, drapes, shades, furniture, wiring and plumbing) during the term of this Lease as may be specified in writing by Landlord, and Tenant shall, at its expense, immediately effect such removal and shall repair all damage incidental thereto.

     18. DAMAGE TO THE LEASED PREMISES. If the Leased Premises shall be partially damaged or rendered untenantable by fire or other causes, unless caused by the uninsured intentional or willful misconduct of Tenant, or Tenant's servants, employees, agents or licensees, the Leased Premises so damaged or rendered untenantable shall be repaired promptly and within a reasonable time, by and at the expense of Landlord and the rent from the time of such damage or untenantability until such repairs shall be completed shall abate in proportion to the part of the Leased Premises which is not reasonably useable by Tenant; in such event, any rent paid in advance shall be apportioned and refunded. If such partial damage or untenantability is due to the uninsured intentional or willful misconduct of Tenant, or Tenant's servants, employees, agents or licensees, the Leased Premises so damaged shall be repaired promptly and within a reasonable time by Landlord, but there shall be no apportionment or abatement of rent. In the event of the Leased Premises being so badly damaged that it cannot be repaired within ninety (90) days from the date of such damage, then the Lease Term hereby created shall, at the option of either the Landlord or the Tenant cease thirty (30) days after written notice from either party to the other party, and Tenant shall surrender the Leased Premises and all of Tenant's interest therein to Landlord, and shall be liable for rent only to the time of the surrender, and Landlord may reenter and repossess the Leased Premises.

     19. INSPECTION OF LEASED PREMISES; SHOWING LEASE PREMISES. Landlord and its agents shall have the right to enter into and upon the Leased Premises, or any part thereof, at all reasonable hours and with reasonable advance written notice of at least twenty-four (24) hours, except that such notice shall not be required in the event of an emergency, for the purpose of examining the same, or making repairs or alterations therein. Landlord and its agents may show the Leased Premises to persons wishing to hire or purchase the same at reasonable hours and upon reasonable prior written notice to Tenant of at least twenty-four
(24) hours.

     20. INTERRUPTION OF SERVICES. This Lease shall not be affected and there will be no diminution or abatement of rent or other payments and no constructive eviction shall be claimed or allowed because of the interruption or curtailment of any services or utilities in or to the Leased Premises from causes beyond Landlord's control nor, except if caused by Landlord's negligence or willful misconduct, for any inconvenience arising from repairs in or about the Leased Premises or from improvements made to the same.

     21. CONDEMNATION. If the whole of the Leased Premises shall be acquired or condemned by eminent domain for any public or quasi-public use, then, in that event, the Lease Term shall cease and terminate from the date that title vested in such proceeding. Tenant shall have no claim against Landlord for the value of the unexpired Lease Term. No part of any condemnation award shall belong to Tenant. Tenant expressly waives any right or claim to any part thereof and assigns to Landlord any such right or claim to which Tenant might become entitled (except as set forth in subparagraphs 21.3 and 21.4 hereof) and the rent shall abate in proportion to the square footage taken or condemned.

          21.1 If any part, but not the whole, of the Leased Premises shall be so taken or conveyed, and in the event that such partial taking or conveyance shall render the Leased Premises unsuitable for the business of Tenant, then the Lease Term shall terminate as of the date on which possession of the Leased Premises is required to be surrendered to the condemning authority, all rent and other charges shall be paid up to that date, and Tenant shall have no claim against Landlord for the value of any unexpired Lease Term, but shall have claims as set forth in subparagraphs 21.3 and 21.4 hereof. In the event of a partial taking, partial condemnation, or conveyance supported by a power of eminent domain which is not extensive enough to render the Leased Premises unsuitable for the business of Tenant, then Landlord shall promptly restore the Leased Premises to the extent of condemnation proceeds available for such purpose to a condition comparable to its condition at the time of such condemnation, less the portion lost in the taking, and Tenant shall promptly make all necessary repairs, restorations and alterations of Tenant's fixtures, equipment and furnishings and shall promptly re-enter the Leased Premises and commence doing business in accordance with the provisions of this Lease and this Lease shall continue in full force and effect.

          In the case of a partial condemnation, rent shall abate only to the extent that the annual fair market rental value of the Leased Premises has been diminished. The fair market value shall be determined by the agreement of two licensed real estate appraisers -- one selected by the Landlord and one selected by the Tenant. If they cannot agree, then they shall jointly select a third licensed real estate appraiser whose decision shall be binding on the parties, except that Landlord reserves the right to declare that a complete condemnation has taken place and in which case the Lease Term shall cease and terminate.

          21.2 For purposes of determining the amount of funds available for restoration of the Leased Premises from the condemnation award, said amount shall be deemed to be that part of the award which remains after payment of Landlord's reasonable expenses incurred in recovering same and any amounts due to any mortgagee of Landlord, and which represents a portion of the total sum so available (excluding any award or other compensation for land) which is equitably allocable to the Leased Premises.

          21.3 Although all damages in the event of any condemnation shall belong to Landlord and any mortgagee of Landlord, Tenant shall have the right, to the extent that same shall not diminish Landlord's or such mortgagee's award, to claim and recover from the condemning authority, but not from Landlord or such mortgagee, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right for, or on account of, and limited solely to, any cost to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment.

          21.4 Tenant waives all claims against Landlord by reason of the complete or partial taking of the Leased Premises and hereby relinquishes and assigns unto Landlord any rights and damages to which Tenant might otherwise be entitled for condemnation of the leasehold estate created by this Lease; provided, however, that Tenant shall nevertheless be entitled to make any claims which Tenant may have against the condemning authority for relocation damages, damages for tenant improvements and any other payments lawfully due tenants as such, without diminution of the sums due Landlord.

     22. NO OBSTRUCTIONS. Tenant shall not obstruct the entrance drive, sidewalks, parking areas, or loading areas, nor allow the stairs within the Leased Premises, or the internal halls to be obstructed or encumbered in any manner.

     23. SIGNS. No signs, advertising, notices or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the Improvements or anywhere on the Real Estate, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, and where required by law without proper license and permission by municipal and governmental agencies regulating the same. However, Landlord hereby consents to Tenant's placing and maintaining an appropriate sign next to the entrance drive of the Leased Premises during the Lease Term, subject to compliance with applicable governmental regulations.

     24.  NON-DISTURBANCE AND ATTORNMENT.

          24.1 Upon written request of Landlord, or any mortgagee or beneficiary of Landlord, Tenant will, in writing, subordinate this Lease and Tenant's rights hereunder to the interest of any ground lessor of the land upon which the Leased Premises is situated and to the lien of any mortgage or deed of trust now or hereafter given on the Leased Premises and to all advances made or hereafter to be made upon the security there of; provided, however, that the ground lessor or mortgagee or trustee named in said mortgage or trust deed shall agree that Tenant's peaceable possession of the Leased Premises or its rights under this Lease will not be disturbed on account thereof.

          24.2 In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deeds of trust, upon any such foreclosure or sale Tenant agrees to recognize such beneficiary or purchaser as the Landlord under this Lease, provided Tenant's rights under this Lease continue unabated.

          24.3 Landlord represents and warrants that, as of the Commencement Date, except for this Lease, the Real Estate and the Improvements are not subject to any lease, ground lease, license or other occupancy agreement or mortgage, deed of trust or other interest securing debt.

     25.  INTENTIONALLY OMITTED

     26. COLLECTION OF DELINQUENT RENT. In the event that it shall become necessary for Landlord to engage the services of an attorney or collection agency to collect delinquent rent from Tenant, Tenant shall pay all reasonable costs associated therein, including but not limited to attorneys fees, or collection agency fees, together with all court costs and disbursements. Tenant shall pay, as additional rent, all reasonable attorneys fees and other expenses incurred by Landlord in enforcing any of the other obligations under this Lease.

     27.  DEFAULT PROVISIONS.

          27.1 EVENTS OF DEFAULT. Any of the following events shall be an "Event of Default" by Tenant under this Lease:

          (a) If default shall be made in the due and punctual payment of any rent or additional rent payable under this Lease when and if the same shall become due and payable, and such default shall continue for a period of (10) days after receipt of written notice from Landlord (except that such notice need not be given in more than two (2) instances in any twelve (12) month period); or

          (b) If any default shall be made by Tenant in the performance of, or compliance with, any of the covenants, agreements, terms or provisions contained in this Lease, other than those referred to in the foregoing subparagraph (a), and such default shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant, or if such default is of a nature which cannot be cured within thirty (30) days, if Tenant fails to commence to cure such default within thirty (30) days after written notice thereof from Landlord to Tenant, and thereafter fails to diligently cure such default; or

          (c) If the Leased Premises shall be deserted or vacated by Tenant for a period of more than sixty (60) days prior to the expiration of the Lease Term; or

          (d) If a voluntary or involuntary petition in bankruptcy shall be filed by or against Tenant, or if Tenant shall be adjudicated a bankrupt or insolvent, or shall make an assignment for the benefit of creditors, or shall file any petition of answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal or state insolvency act, all of which is not either dismissed or terminated within sixty (60) days.

          27.2 REMEDIES. Following the occurrence and during the continuance of an Event of Default, Landlord may at any time thereafter, exercise one or more of the following remedies:

          (a) Landlord may, by written notice to Tenant, accelerate the whole or any part of the Rent and other charges, payments, costs and expenses herein agreed to be paid by Tenant for the entire unexpired balance of the Term. Such amount if so accelerated shall, in addition to any Rent already due and payable, be deemed due and payable as if, by the terms and provisions of this Lease, such accelerated Rent and other charges, payments, costs and expenses were on that date payable in advance.

          (b) Landlord may reenter the Leased Premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and repossess and enjoy the Leased Premises, together with all other installations of Tenant. Upon recovering possession of the Leased Premises by reason of or based upon or arising out of a default on the part of Tenant, Landlord may, at Landlord's option, either terminate this Lease or make such alterations and repairs as may be reasonably necessary in order to relet the Leased Premises; and relet the Leased Premises or any part or parts thereof, either in Landlord's name or otherwise, for a term or terms which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the Term and at such rent or rents and upon such other terms and conditions as in Landlord's reasonable discretion may seem advisable and to such person or persons as may in Landlord's reasonable discretion seem best. Upon each such reletting all rents received by Landlord from such reletting shall be applied: first, to the payment of any amounts other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of obtaining possession of and reletting the Leased Premises, including brokerage fees and reasonable attorney's fees and all costs of such alterations and repairs; third, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as it may become due and payable hereunder. If such rentals received from such reletting during any month shall be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reentry or taking possession of the Leased Premises or the making of alterations and/or improvements thereto or the reletting thereof shall be construed as an election on the part of Landlord to terminate this Lease unless written notice of such election be given to Tenant. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default. Tenant, for Tenant and Tenant's successors and assigns, hereby irrevocably constitutes and appoints Landlord as Tenant's and Tenant's successors' and assigns' agent to collect the rents due and to become due under all subleases of the Leased Premises or any parts thereof without in any way affecting Tenant's obligation to pay any unpaid balance of Rent due or to become due hereunder.

          (c) Landlord may terminate this Lease and the Term hereby created without any right on the part of Tenant to waive the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken; whereupon Landlord shall be entitled to recover, in addition to any and all sums and damages for violation of Tenant's obligations hereunder in existence at the time of such termination, damages with respect to the unexpired portion of the Term in an amount equal to the amount of the Rent reserved for the balance of the Term, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant for such period, all discounted at the rate of six percent (6%) per annum to their then present worth, less the fair rental value of the Premises for the balance of the Term, also discounted at the rate of six percent (6%) per annum to its then present worth, all of which amount shall be immediately due and payable from Tenant to Landlord.

          (d) In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if reentry, summary proceedings and other remedies were not herein provided for.

          (e) No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law provided but each shall be cumulative and in addition to every other night or remedy given herein or now or hereafter existing at law or in equity or by statute, subject however, to legal and equitable principles limiting the exercise of duplicative remedies.

          (f) Tenant expressly waives the right to three (3) months' notice and/or fifteen (15) or thirty (30) days' notice required under certain circumstances by the Landlord and Tenant Act of 1951, and Tenant hereby agrees that five (5) days' notice shall be sufficient in either or any such case.

          (g) For the purpose of calculating the "accelerated Rent" payable under SECTION 27.2(a) and the "Rent reserved for the balance of the Term" for the purposes of SECTION 27.2(c), the amount payable by Tenant for Taxes and the Insurance Charge for the balance of the Term shall be equal to the sum of the highest amount paid or payable by Tenant in any calendar year for Taxes and the Insurance Charge multiplied by the number of calendar years (including any fractional calendar year) remaining in the Term.

          27.3 CONFESSION OF JUDGMENT. THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF AUTHORITY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT, TENANT HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TENANT HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

                  AT ANY TIME FOLLOWING THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT BY TENANT UNDER THIS LEASE OR WHEN THIS LEASE SHALL BE TERMINATED OR CANCELED BY REASON OF THE BREACH OF ANY PROVISION HEREOF, EITHER DURING THE ORIGINAL TERM OR ANY RENEWAL THEREOF, AND ALSO AS SOON AS THE TERM HEREBY CREATED OR ANY RENEWAL THEREOF SHALL HAVE EXPIRED, IT SHALL BE LAWFUL FOR ANY ATTORNEY AS ATTORNEY FOR TENANT TO ENTER INTO ANY COURT OF COMPETENT JURISDICTION A CONFESSION OF JUDGMENT IN EJECTMENT, BY COMPLAINT IN CONFESSION OR ANY OTHER MEANS AUTHORIZED BY APPLICABLE STATUTE OR RULE OF PROCEDURE, AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT FOR THE RECOVERY BY LANDLORD OF POSSESSION OF THE PREMISES, FOR WHICH THIS LEASE OR A TRUE AND CORRECT COPY THEREOF SHALL BE HIS SUFFICIENT WARRANT, WHEREUPON, IF LANDLORD SO DESIRES, A WRIT OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDINGS WHATSOEVER, AND PROVIDED THAT IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED THE SAME SHALL BE TERMINATED AND POSSESSION REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT UPON AND DURING THE CONTINUANCE OF ANY SUBSEQUENT EVENT DEFAULT OR EVENTS OF DEFAULT, OR UPON THE TERMINATION OR CANCELLATION OF THIS LEASE AS

HEREINBEFORE SET FORTH, TO BRING ONE OR MORE ACTION OR ACTIONS AS HEREINBEFORE SET FORTH TO ENTER A CONFESSION OF JUDGMENT IN EJECTMENT AGAINST TENANT, AS SET FORTH ABOVE, TO RECOVER POSSESSION AS AFORESAID.

          27.4 ATTORNEYS' FEES. In the event of any default by Tenant of any of its obligations under this Lease, Tenant shall immediately pay to Landlord, upon demand, an amount equal to all reasonable attorney's fees and court costs incurred by Landlord in enforcing its rights and remedies under this Lease, whether or not an administrative and/or judicial action is commenced by Landlord against Tenant by reason of such default.

          27.5 CURING TENANT'S DEFAULTS. If Tenant shall be in default of any of its obligations under this Lease, Landlord may (but shall not be obligated to do so), in addition to any other rights it may have in law or equity or under this Lease, cure such default on behalf of Tenant, and Tenant shall reimburse Landlord upon demand for any reasonable sums paid or costs incurred by Landlord in curing such default, together with interest from the respective dates of Landlord's making of the payments and incurring of the costs, on all sums advanced by Landlord as aforesaid, which sums and costs together with interest thereon shall be deemed Additional Rent payable under this Lease.

          27.6 WAIVER OF BREACH. The waiver by Landlord or Tenant of any breach of any term, covenant or conditions contained in this Lease, shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained in this Lease.

     28.  LANDLORD'S DEFAULT.

          28.1 Landlord shall be in default of this Lease if it fails to perform any provision of this Lease that it is obligated to perform and if the failure to perform is not cured within thirty (30) days after written notice of the default has been given by Tenant to Landlord. If such a default cannot reasonably be cured within thirty (30) days, Landlord shall not be in default of this Lease if Landlord commences to cure the default within such thirty (30) day period and diligently and in good faith continues to cure the default until completion, provided the same is capable of being cured by Landlord.

          28.2 If Landlord shall have failed to cure a default by Landlord after expiration of the applicable time, if any, for cure of a particular default, Tenant may, at its election, but without obligation therefor (a) seek specific performance of any obligation of Landlord, or seek to enjoin any breach hereof, after which Tenant shall retain, and may exercise and enforce, any and all rights which Tenant may have against Landlord as a result of such default, and/or (b) exercise any other remedy given hereunder or now or hereafter existing at law or in equity or by statute, and/or (c) cure the default and sue Landlord for the expense reasonably incurred thereby and deduct from Rent thereafter payable the amount of any final unappealable judgment obtained by Tenant against Landlord in such suit.

     29. NOTICES. All notices required under this Lease shall be in writing and shall be sent by United States certified mail, return receipt requested, postage pre-paid, or hand delivered, to the addresses of Landlord or Tenant, as the case may be, set forth in the preamble to this Lease, or to such other address as such party may in writing designate. Notices shall be deemed to have been given and received one (1) business day following deposit with Federal Express or other reputable overnight courier service and three (3) days following deposit in the United States Mail if sent by certified mail.

     30. SECURITY DEPOSIT. As security for the performance by Tenant of all the terms and conditions to be performed by Tenant hereunder, Tenant has heretofore deposited with Landlord the sum of Twenty Thousand Dollars ($20,000.00), which sum shall be returned to Tenant upon the expiration of the Lease Term or earlier termination of this Lease, provided Tenant has fully completed such performance. In the event of the sale or transfer of the Leased Premises, Landlord shall have the right to transfer the security deposit to its successor for the benefit of Tenant, and upon such transfer, Tenant acknowledges and agrees that Landlord shall be released by Tenant from all liability for the return of said security deposit.

     31. HOLDING OVER BY TENANT. If Tenant shall remain in possession of the Leased Premises after the expiration of the Lease Term, without having executed a new or renewal lease, such holding over shall not constitute a renewal or extension of this Lease and Landlord shall, at its option, be entitled to all remedies available at law against a tenant holding over, or may elect to treat the holding over as a tenancy from month-to-month, subject to all terms and conditions of this Lease, except as to duration, but this shall not preclude Landlord from increasing the monthly base rent amount during the holdover period. Tenant shall be deemed to remain in possession until it shall vacate and surrender the Leased Premises to the Landlord as described in paragraphs 11.2 and 17.3.

     32. REMEDIES CUMULATIVE. All of the remedies hereinbefore given to Landlord and all rights and remedies given by law and/or in equity shall be cumulative and concurrent. No determination of this Lease or the taking or recovering of the Leased Premises shall deprive Landlord of any of its remedies or actions against Tenant for rent due at the time or which, under the terms hereof, would in the future become due as if there has been no determination, or for any and all sums due at the time or which, under the terms hereof, would in the future become due as if there has been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein; provided for the recovery of rent be construed as a waiver of the right to obtain possession of the Leased Premises.

     33. QUIET POSSESSION. Landlord covenants that Tenant, on paying the said rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said Leased Premises during the Lease Term, without hindrance or interruption by Landlord or any other person or persons lawfully claiming through, by, or under Landlord.

     34. INTEGRATION AND GOVERNING LAW. This Lease constitutes the entire agreement between the parties hereto and there are no understandings, promises, representations or warranties, oral or written, relating to the subject matter of this Lease, which exist or bind any of the parties hereto, their respective heirs, executors, administrators, successors or assigns, except as set forth herein. No amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by both parties. It is mutually understood and agreed that this Lease shall be interpreted in accordance with the, laws of the

Commonwealth of Pennsylvania and that no presumption shall be deemed to exist in favor or against either party hereto as a result of the preparation or negotiation of the same.

     35. BINDING EFFECT; SEVERABILITY. The covenants and agreements herein contained are binding on the parties hereto and upon their respective successors, heirs, executors, administrators and assigns. If any of the provisions of this Lease are determined by a court of competent jurisdiction to be illegal or unenforceable, the remaining provisions of this Lease shall continue to be effective.

     36. NO WAIVER OF ENFORCEMENT. Landlord shall have the right all times to enforce the covenants and provisions of this Lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of Landlord in refraining from so doing at any time or times; and, further, that the failure of Landlord at any time or times to enforce its rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this Lease or as having in any way or manner modified the same.

     37. FORCE MAJEURE. In the event that Landlord or Tenant shall be delayed, hindered in or prevented from the performance of any act required hereunder by reason of acts of God, strikes, blackouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, the act, failure to act or default of the other party, war or other reason beyond their control, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay, but in no event shall this clause postpone, delay or excuse payment of Rent by Tenant to Landlord or taxes to the proper governmental authority.

     38. RECORDING. This Lease shall not be recorded in any public office, but upon the request of either party hereto, the other party shall join in the execution of a memorandum or short form of this Lease for the purpose of recording. The memorandum or short form of this Lease shall comply with the laws of the Commonwealth of Pennsylvania and shall describe the parties, the Leased Premises and the Lease Term and shall incorporate this Lease by reference.

     39. HEADINGS; CONSTRUCTION. Captions of the paragraphs or parts of this Lease are for convenience only, and shall not be considered or referred to in resolving questions of interpretation or construction. The language in all parts of this Lease shall in all cases be construed as a whole and in accordance with its fair meaning, and shall not be construed strictly for or against Landlord or Tenant.

     40. COUNTERPARTS. The Lease may be executed in counterparts, each of which shall be deemed an original, all of which shall be deemed one and the same document.

     41. SUCCESSORS. All rights and liabilities herein given to or imposed upon the respective parties hereto shall bind and inure to the several respective heirs, successors, administrators, executors and assigns of the parties, except that no rights shall inure to the benefit of any assignee or subtenant of Tenant unless the assignment or sublease was approved by Landlord in writing as provided in Paragraph 16 hereof. Landlord, at any time and from time to time, may transfer its interest in the Leased Premises and, in the event of such transfer, Landlord and its successors and assigns (other than the transferee of Landlord's interest in the Premises) shall be released from any and all liability thereafter accruing hereunder.

          IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above mentioned.

Witnesses:                               LANDLORD:


-----------------------------------      ---------------------------------------
                                         John E. Meggitt

-----------------------------------
                                         ---------------------------------------
                                         Dorothy Meggitt

                                         TENANT:

                                         Prophet 21 New Jersey, Inc.
                                         a New Jersey business corporation

(Corporate Seal)

Attest:                                  BY:
        ---------------------------           ----------------------------------